UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement        |_| Confidential, for Use of the
                                            Commission Only (as permitted by
|X|  Definitive Proxy Statement             Rule 14a-6(e)(2))

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to ss.240.14a-12

                                   LION, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                                   LION, INC.
                               4700 - 42ND AVE. SW
                                    SUITE 430
                                SEATTLE, WA 98116
                                 (206) 577-1440


                     NOTICE OF ANNUAL MEETING OF SHAREOWNERS

                       TO BE HELD THURSDAY, JUNE 23, 2005

                              --------------------

        We will hold the annual meeting of shareowners of LION, Inc., a Washington corporation (the "Company"), at the MEYDENBAUER CENTER, 11100 NE 6th Street, Bellevue, Washington 98004, on Thursday, June 23, 2005, beginning at 10:00 a.m. local time, for the following purposes:

        1. Approval of a Classified Board of Directors. To approve an amendment to the Articles of Incorporation to provide for the classification of the Board of Directors into three classes of directors with staggered three-year terms of office.

        2. Election of Directors. To elect seven (7) directors to serve for terms of one to three years, respectively, or until their successors are elected and qualified if Proposal No. 1 is approved, or to elect the same persons as directors for a term of one year if Proposal No. 1 is not approved.

        3. To amend the Articles of Incorporation to increase the number of authorized shares;

        4.  To adopt the 2005 Stock Incentive Plan;

        5. To ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending December 31, 2005;

        6. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

        Shareowners of record at the close of business on May 10, 2005, are entitled to notice of and to vote at the meeting or any postponement or adjournment.

                                           Steve Thomson
                                           Chief Financial Officer and Secretary

Seattle, Washington
May 16, 2005


        YOU CAN VOTE IN ONE OF THREE WAYS:

        (1) Use the toll-free telephone number on your proxy card to vote by phone;

        (2) Visit the website noted on your proxy card to vote via the Internet; or

        (3) Sign, date and return your proxy card in the enclosed envelope to vote by mail.

                                [LION LETTERHEAD]



                                  May 16, 2005


To Our Shareowners:

        You are cordially invited to attend LION's annual meeting of shareowners which will be held at the MEYDENBAUER CENTER, 11100 NE 6th Street, Bellevue, Washington 98004, on Thursday, June 23, 2005, beginning at 10:00 a.m. local time.

        Information about this year's annual meeting, including matters on which shareowners will act, may be found in the notice of annual meeting and proxy statement accompanying this letter. The proxy statement is designed to answer your questions and provide you with important information regarding our Board of Directors and senior management. Enclosed with this proxy statement is our 2004 annual report.

        Whether you own a few or many shares of stock and whether or not you plan to attend, it is important that your shares be voted on matters that come before the annual meeting. Registered and many broker-managed shareowners can vote their shares by using a toll-free telephone number or the Internet. Instructions for using these convenient services are provided on the proxy card. Alternatively, you may still vote your shares by marking your votes on the proxy card, signing and dating it and mailing it in the envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors' recommendations.

        During the annual meeting, management will report on operations and other matters affecting the Company and will respond to shareowners' questions. On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in the affairs of the Company.

        We look forward to greeting in person as many of our shareowners as possible.


                                                  Sincerely,

                                                  Randall D. Miles
                                                  Chairman of the Board
                                                  Chief Executive Officer

                                 PROXY STATEMENT

                              ---------------------

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Information about the Meeting and Voting ...................................   1

Approval of a Classified Board of Directors (Proposal 1) ...................   5

Information about our Board

    Election of Directors (Proposal 2) .....................................   7

    The Board's Committees .................................................  10

    Compensation of Directors ..............................................  13

Security Ownership of Certain Beneficial Owners and Management .............  13

Executive Compensation .....................................................  14

Equity Compensation Plan Information .......................................  17

Certain Relationships and Related Transactions .............................  18

Section 16(a) Beneficial Ownership Reporting Compliance ....................  18

Auditor Fees ...............................................................  19

Amend Articles to Increase Authorized Shares (Proposal 3) ..................  20

Adopt the 2005 Stock Incentive Plan (Proposal 4) ...........................  22

Ratify the appointment of our independent auditors (Proposal 5) ............  26

Other Matters to Come Before the Annual Meeting ............................  27

Report of Audit Committee ..................................................  27

      Appendix A - Article IX of Articles (Classified Board of Directors)

      Appendix B - Article V of Articles (Increase Authorized Shares)

      Appendix C - 2005 Stock Incentive Plan

                    INFORMATION ABOUT THE MEETING AND VOTING

WHEN WERE PROXY MATERIALS MAILED?

        This Proxy Statement and proxy card were first mailed on or about May 16, 2005, to owners of voting shares of LION, Inc. in connection with the solicitation of proxies by the LION Board of Directors (the Board) for the 2005 Annual Meeting of Shareowners in Bellevue, Washington. Proxies are solicited to give all shareowners of record at the close of business on May 10, 2005, an opportunity to vote on matters that come before the annual meeting. This procedure is necessary because shareowners live in all U.S. states and abroad and most will not be able to attend.

WHAT AM I VOTING ON?

        The Board is soliciting your vote for:

        o the amendment of our articles to authorize a classified board of directors

        o the election of seven (7) directors to serve for terms of one to three years (or for a term of one year if the previous proposal is not approved)

        o the amendment of our articles to increase the number of authorized shares

        o   the adoption of the 2005 Stock Incentive Plan

        o   the ratification of the appointment of our independent auditors

        o action on such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

WHO IS ENTITLED TO VOTE?

        Shareowners of record at the close of business on the Record Date, May 10, 2005 (the "Record Date"), are entitled to vote on matters that come before the meeting. Shares can be voted only if the shareowner is present in person or is represented by proxy.

HOW MANY VOTES DO I HAVE?

        Each share of LION common stock that you own as of the Record Date entitles you to one vote. On May 10, 2005, there were 37,739,662 outstanding shares of LION common stock.

HOW DO I VOTE?

        All shareowners may vote by mail. Registered shareowners (who own their shares in their own name) and most beneficial shareowners (who own shares through a bank or broker) also may vote by telephone or the Internet. If one of these options is available to you, we strongly encourage you to use it because it is faster and less costly. Registered shareowners can vote by telephone by calling 1-877-779-8683 or on the Internet at http://www.eproxyvote.com/linn. Please have your proxy card in hand when calling or going online. To vote by mail, please sign, date and mail your proxy card in the envelope provided.

        If you own your shares through a bank or broker, you should follow the separate instructions they provide you. Although most banks and brokers now offer telephone and Internet voting, availability and specific processes will depend on their voting arrangements. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

        If you attend the annual meeting in person, you may request a ballot when you arrive. If your shares are held in the name of your bank, broker, or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on May 10, 2005, the Record Date for voting.

WHAT IF I RETURN MY PROXY BUT DO NOT MARK IT TO SHOW HOW I AM VOTING?

        If your proxy card is signed and returned without specifying your choices, the shares will be voted as recommended by the Board.

WHAT IF OTHER ITEMS COME UP AT THE ANNUAL MEETING AND I AM NOT THERE TO VOTE?

        When you return a signed and dated proxy card or provide your voting instructions by telephone or the Internet, you give the proxy holders (the members of which are listed on your proxy card) the discretionary authority to vote on your behalf on any other matter that is properly brought before the annual meeting. This discretionary authority is limited by SEC rules to certain specified matters, such as matters incident to the conduct of the meeting and voting for alternative candidates if for any unforeseen reason any of our nominees is not available to serve as a director.

CAN I CHANGE MY VOTE?

        You can change your vote by revoking your proxy at any time before it is exercised in one of four ways:

        o notify the LION Corporate Secretary in writing before the annual meeting that you are revoking your proxy;

        o   submit another proxy with a later date;

        o   vote again by telephone or the Internet; or

        o   vote in person at the annual meeting.

        Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically request this.

WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

Your shares are likely registered differently or are in more than one account. You should vote each of your accounts by telephone, the Internet, or mail. If you mail your proxy cards, please sign, date, and return each proxy card to guarantee that all of your shares are voted. If you wish to combine your shareowner accounts in the future, you should contact our transfer agent, Equiserve, Shareholder Services, PO Box 219045, Kansas City, MO 64121-9045, telephone 1-877-498-8861, or by email at http://www.equiserve.com. If you mail by private courier such as Federal Express, send to Equiserve,

Shareholder Services, 210 W. 10th Street, Kansas City, MO 64105. Combining accounts reduces excess printing and mailing costs, resulting in savings for the Company which benefits you as a shareowner.

WHY DID I RECEIVE ONLY ONE SET OF PROXY MATERIALS ALTHOUGH THERE ARE MULTIPLE SHAREOWNERS AT MY ADDRESS?

In accordance with a notice sent to eligible shareowners who share a single address, we are sending only one set of proxy materials to that address unless we receive instructions to the contrary from any shareowner at that address. This practice, known as householding, is used to reduce our printing and postage costs. If a shareowner of record residing at such an address wishes to receive a separate set of proxy materials in the future, he or she may contact our transfer agent Equiserve, Shareholder Services, PO Box 219045, Kansas City, MO 64121-9045, telephone 1-877-498-8861, or by email at http://www.equiserve.com. If you mail by private courier such as Federal Express, send to Equiserve, Shareholder Services, 66 Brooks Drive, Braintree, MA 02184. If you are a shareowner of record who receives multiple copies of our proxy materials, you can request householding by contacting us in the same manner. If you own shares through a bank, broker, or other nominee, you can request householding by contacting the nominee.

WHAT CONSTITUTES A QUORUM?

        The presence of the owners of 40 percent of the shares entitled to vote at the annual meeting constitutes a quorum. Presence may be in person or by proxy. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or the Internet, or if you vote at the annual meeting.

        Abstentions and broker "non-votes" are counted as present and entitled to vote for determining a quorum. A broker "non-vote" occurs when a bank or broker holding shares for a beneficial shareowner does not vote on a particular proposal because the bank or broker does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial shareowner.

WHAT IS REQUIRED TO APPROVE EACH PROPOSAL?

        If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

        PROPOSAL 1. APPROVAL OF CLASSIFIED BOARD: The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote is required to approve the amendment to our Articles of Incorporation to approve a classified board. If you do not vote, or if you abstain from voting, it has the same effect as if you voted against the proposal

        PROPOSAL 2. ELECTION OF DIRECTORS: The seven nominees who receive the most votes will be elected. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

        PROPOSAL 3. AMENDMENT OF OUR ARTICLES TO INCREASE THE NUMBER OF AUTHORIZED SHARES. The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote is required to approve the amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 50 million to 75 million shares and number of authorized shares of preferred stock from 5 million to 7.5 million shares. If you do not vote, or if you abstain from voting, it has the same effect as if you voted against the proposal.

        PROPOSAL 4. ADOPTION OF THE 2005 STOCK INCENTIVE PLAN: To approve the 2005 Stock Incentive Plan, the number of shares voted in favor of the proposal must exceed the number of shares voted against. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

        PROPOSAL 5. RATIFY THE APPOINTMENT OF OUR INDEPENDENT AUDITORS: To ratify the appointment of our independent auditors, the number of shares voted in favor of the proposal must exceed the number of shares voted against. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

        OTHER MATTERS: Approval of any unscheduled matter, such as a matter incident to the conduct of the meeting, would require the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

WHAT ARE THE BOARD'S RECOMMENDATIONS ON THE PROPOSALS?

        The Board recommends a vote FOR Proposals 1 through 5.

HOW DO I ACCESS PROXY MATERIALS ON THE INTERNET?

        Shareowners can access LION's Notice of Annual Meeting and Proxy Statement and Annual Report on the Internet on the LION Investor Relations Website at WWW.LIONCORP.NET.

HOW CAN I ATTEND THE ANNUAL MEETING?

        You are invited to attend the annual meeting only if you were a LION shareowner or joint holder as of the close of business on May 10, 2005 or if you hold a valid proxy for the annual meeting. In addition, if you are a registered shareowner (owning shares in your own name), your name will be verified against the list of registered shareowners on the Record Date prior to your being admitted to the annual meeting. If you are not a registered shareowner but hold shares through a broker or nominee (in street name), you should provide proof of beneficial ownership on the Record Date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee. The meeting will begin at 10:00 a.m. local time. Check-in will begin at 9:30 a.m. local time, and you should allow ample time for check-in procedures.

HOW WILL WE SOLICIT PROXIES AND WHO WILL BEAR THE COST?

        We will distribute the proxy materials and solicit votes. The cost of soliciting proxies will be borne by us. These costs will include the expense of preparing, assembling, printing and mailing proxy solicitation materials for the meeting and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to shareowners. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for the telephone charges you may incur. We have not retained a proxy solicitor in conjunction with the annual meeting. The Company may conduct further solicitation personally, telephonically or by electronic communication through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

WHERE CAN I FIND VOTING RESULTS OF THE ANNUAL MEETING?

        We intend to announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-QSB for the second quarter of 2005.

WHAT IS THE DEADLINE FOR SUBMITTING PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING OR TO NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

        You may submit proposals, including director nominations, for consideration at future shareowner meetings.

        SHAREOWNER PROPOSALS: For a shareowner proposal to be considered for inclusion in LION's proxy statement for the annual meeting next year, the written proposal must be received by the Corporate Secretary of LION at our principal executive offices no later than January 31, 2006. Shareowner proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of shareowner proposals in company-sponsored proxy materials.

        NOMINATION OF DIRECTOR CANDIDATES: You may propose director candidates for consideration by the Board's Nominating Committee. Any such recommendations should include the nominee's name and qualifications for Board membership and should be directed to the Corporate Secretary of LION at the address of our principal executive offices set forth above no later than January 31, 2006.

HOW MAY I COMMUNICATE WITH LION'S BOARD?

        You may send an email to LION's Board at directors@lioncorp.net. All directors have access to this email address.


            PROPOSAL 1 -- APPROVAL OF A CLASSIFIED BOARD OF DIRECTORS

        Our Board of Directors has approved and recommended that the shareholders approve an amendment to our Articles of Incorporation (the "Articles"), to provide for the classification of our Board of Directors into three classes of directors with staggered terms of office. Appendix A to this Proxy Statement sets forth the text of the proposed amendment to the Articles to be added as a replacement Article IX.

        Our bylaws now provide that all directors are to be elected annually and the term of office of each director shall be until the next annual meeting of shareholders and until their successors have been elected and qualified. Washington law permits provisions in the articles of incorporation that provide for a classified board of directors. The proposed amendment to the Articles would provide that directors will be classified into three classes, as nearly equal in number as possible. One class of directors, initially consisting of David Stedman and Sam Ringer, would hold office initially for a term expiring at the 2006 Annual Meeting; a second class of directors, initially consisting of J.C. ("Tuck") Marshall , Griffith J. Straw and John A. McMillan, would hold office initially for a term expiring at the 2007 Annual Meeting; and a third class of directors, initially consisting of Randall D. Miles and James D. Russo, would hold office initially for a term expiring at the 2008 Annual Meeting. At each Annual Meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting after their election and until their successors have been duly elected and qualified.

        In recent years there have been a number of stockholder and corporate proposals to declassify boards of directors. Reasons advanced include holding management to a greater standard of accountability by requiring each director to stand for election annually. We acknowledge these corporate governance trends and note that the Board of Directors of LION has been standing for annual elections since the Company's inception. However, we believe there are meritorious reasons for establishing a classified board, and that our fiduciary duties to shareowners do not depend on how often we are elected. The classified board proposal is designed to assure the continuity and stability of our business strategies and policies in the future. We believe this is important as a result of our recent acquisitions and in light of the competitive industry in which we operate. Because at least two shareowner meetings would be required to effect a change in control of the Board, a majority of directors at any given time will be familiar with our business strategy through service as a Director. The Board believes that the stability of leadership and policy and orderly succession that results from a classified board creates long-term value for stockholders.

        In addition, the proposed classified board amendment may discourage an unsolicited takeover attempt of LION. Currently, a change in control of the Board of Directors can be made by shareholders holding a majority of the votes cast at a single annual meeting. If we implement a classified board of directors, it would take at least two annual meetings for a majority of shareholders to effect a change in control of the Board of Directors, because only a minority of the directors will be elected at each meeting. We believe the fact that approximately two-thirds of the Board members have tenure for more than a year would encourage a person seeking to gain control of the Company to initiate discussions with management and the Board of Directors, who are in a position to negotiate a transaction that is more favorable to the Company and the stockholders.

        The proposed classification of the Board of Directors is not being recommended in response to a currently pending or threatened attempt to acquire control of LION. We have not experienced any problems with the continuity of directors' leadership and policies in the recent past, and we wish to ensure that this experience will continue.

        Under the proposed changes to the Articles, if the number of directors is increased by the Board of Directors and the resultant vacancies are filled by the Board of Directors, those additional directors will serve only until the next annual meeting of stockholders, at which time they will be subject to election and classification by the shareholders. If any director is elected by the Board of Directors to fill a vacancy that occurs as a result of the death, resignation, or removal of another director, that director will hold office until the annual meeting of shareholders at which the director who died, resigned, or was removed would have been required, in the regular order of business, to stand for re-election, even though that term may extend beyond the next annual meeting of shareholders.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO PROVIDE FOR CLASSIFICATION OF THE BOARD OF DIRECTORS.

                           INFORMATION ABOUT OUR BOARD

                ELECTION OF DIRECTORS (PROPOSAL 2 ON PROXY CARD)

        The persons named as LION proxy holders intend to vote for the election of the seven nominees listed on the following pages. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are voting by telephone or the Internet, follow the instructions provided when you vote. Assuming a quorum is present, the seven nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company. Any shares not voted, whether by abstention, broker non-vote, or otherwise, have no impact on the vote. Shareowners are not entitled to cumulate votes in the election of directors.

        If at the time of the meeting one or more of the nominees have become unavailable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Nominating Committee or, if none, the size of the Board will be reduced. The Nominating Committee knows of no reason why any of the nominees will be unavailable or unable to serve.

        If Proposal No. 1 is approved, directors elected at the annual meeting will be classified into three classes. One class of directors, consisting of David Stedman and Sam Ringer, would hold office for a term expiring at the 2006 Annual Meeting; a second class of directors, consisting of J.C. ("Tuck") Marshall, Griffith J. Straw and John A. McMillan, would hold office for a term expiring at the 2007 Annual Meeting; and a third class of directors, consisting of Randall D. Miles and James D. Russo, would hold office for a term expiring at the 2008 Annual Meeting.

        If shareowners do not approve Proposal No. 1, directors elected at the annual meeting will hold office until the next annual meeting or until their successors have been elected and qualified. Each of the seven nominees for director is currently a director of the Company. The names of persons who are nominees for director, their ages as of the Record Date, and their positions and offices with the Company are set forth in the table below.

           Name              Age        Position                           Class
           ----              ---        --------                           -----

    EMPLOYEE DIRECTORS:
    Randall D. Miles          48        Chairman, CEO, Director              III
    David Stedman             55        Director,
                                        Co-President, Sales and Marketing    I
    Sam Ringer                45        Director                             I

    NON-EMPLOYEE DIRECTORS:
    John A. McMillan          73        Director                             II
    J.C. ("Tuck") Marshall    59        Director                             II
    James D. Russo            58        Director                             III
    Griffith J. Straw         56        Director                             II

        Following is a discussion of the business background of each director and executive officer. All directors were elected to a one-year term at the Annual Meeting held June 30, 2004. Directors Randall

D. Miles, CEO, and David Stedman, Co-President, are full-time employees of the Company. The other directors devote only such time as may be necessary to our business and affairs. There are no family relationships among any of the directors or executive officers of the Company.

        DIRECTORS

        RANDALL D. MILES has been a director of the Company since September 2002 and became Chairman and CEO in December 2003. Mr. Miles has over 20 years of experience in investment banking and financial services. He served as Managing Director of Investment Banking at D.A. Davidson & Co. from September 2001 to October 2003. During the period from June 1996 to September 2001, Mr. Miles was President and CEO of Advantage Funding Group, Inc, President of NAFCO Funding LLC, President of Quadrant Investment Bankers, Inc., and Managing Director of CBA Partners LLC and The Stone Pine Companies. Mr. Miles has served in a senior executive capacity at both large and mid-sized investment and merchant banks during the course of his career with particular focus on providing strategic and financial advisory counsel to public and private companies in many industry sectors that include software and technology. His transactional experience includes mergers and acquisitions, public and private capital raising as well as structured finance expertise. Mr. Miles graduated from the University of Washington in 1979 with a degree in finance and sits on the board of directors of privately held companies as well as non-profit charitable organizations.

        JOHN A. MCMILLAN has been a director of the Company since January 1999, and served as Chief Executive Officer from October 1999 through August 2002. Mr. McMillan retired as a Director of the Board of Directors for Nordstrom, Inc in May 2004. Mr. McMillan has been associated with Nordstrom for 40 years and served as a member of the Office of Chief Executive Officer from 1971 to 1996. Mr. McMillan's business and civic affiliations include sitting on the Board of Directors for the McMillan Family Foundation and Coalition Community Development of Resources and was a former member of the Board of Directors for Vision Youth (Chairman), ZION Preparatory Academy Capitol Campaign (Chairman), Urban Enterprise Council, Bob Walsh Enterprises, Global Partnerships, and Seattle Pacific University.

        GRIFFITH J. STRAW has been a director of the Company since September 2002. Since May 2002, Mr. Straw has served as Regional Vice President of United Guaranty Residential Insurance Company. Mr. Straw has more than 20 years experience in the mortgage banking industry. His previous positions include Director of Business Development at Freddie Mac, McLean, Virginia from October 1994 to March 2002. He served as Senior Vice President, Director of Marketing at Frontline Mortgage from May 1993 to October 1994 and Senior Vice President at National Pacific Mortgage from 1987 to 1992. Mr. Straw received his designation as a CMB (Certified Mortgage Banker) from the Mortgage Bankers Association of America ("MBA") in 2000. He is also a Faculty Fellow for the MBA's School of Mortgage Banking and was designated as a member of the Master Faculty in 2001. In November 1998, Mortgage Technology magazine named Mr. Straw as one of the year's top seven mortgage "technologists" in recognition of his role in creating online business opportunities for Freddie Mac.

        JAMES D. RUSSO was appointed to the Board of Directors of the Company in August 2004. Since 2001, Mr. Russo has served as the Executive Director Finance of Advancis Pharmaceutical Corporation. He has over 25 years of executive financial and operational management experience with US and international based businesses in the pharmaceutical, engineering, environmental consulting and banking industries. Mr. Russo has been CFO of public and privately held companies and is a founding director of Cardinal Financial Corporation since 1997. Mr. Russo also serves as a trustee of TESST College of Technology and is a graduate of the University of Maryland.

        DAVID STEDMAN has been a director since August 2002 and served as Chief Executive Officer of the Company from August 2002 to December 2003, as President of LION from January 2001 to December 2003 and as Co-President since December 2003. Mr. Stedman joined LionInc.com, the former subsidiary of LION, in May 1999 as Vice President of Marketing & Sales. He served as its COO from January 2000 and as its President from October 2000 until its merger with the Company. Mr. Stedman has over 20 years of marketing experience that includes expertise in market analysis, systems development, strategic and market planning, identity creation, advertising and public relations. From 1989 to 1999 Mr. Stedman was a Vice President/Director of Marketing for Safeco Properties, a real estate development subsidiary of Safeco Insurance. Prior to Safeco Properties, Mr. Stedman held a number of positions with advertising agencies in the Northwest. Along with winning a variety of national and local advertising awards, Mr. Stedman has been a guest speaker for a design class at the University of Washington and has presented to a variety of business organizations. Mr. Stedman serves on the Board of Directors of a non-profit charitable organization.

        J.C. ("TUCK") MARSHALL has been a director since July 1999. Mr. Marshall formerly served as President of the National Association of Mortgage Brokers
(NAMB) and is currently the president of J.C. Marshall Financial Services Inc., a licensed brokerage of mortgages, real estate, and insurance in Tinley Park, Illinois. He is a former president of Margo Financial Services LLC, a national provider of wholesale residential mortgages and a division of Argo FSB. He is a former president of the Illinois Association of Mortgage Brokers Education Foundation and a member of the UG/UIG Advisory Board. He was formerly Advisory Association Member for Chase Mortgage. His past accomplishments also include president of the Illinois Association of Mortgage Brokers, NAMB Regional broker of the Year in 1995, NAMB Volunteer of the Year in 1996/1997, NAMB Legislative Chairman in 1998, and the receipt of the NAMB 2002 Distinguished Service Industry Award. As President of NAMB, Mr. Marshall developed contacts at all levels of congress and state governments through his lobbying efforts. He also developed strong working relationships with the leadership of the national and state mortgage broker associations along with the nation's leading mortgage industry companies. Mr. Marshall served as interim President of LionInc.com from March 2000 to October 2000.

        SAM RINGER has been a director of the Company since 1989. From March 2000 to January 2001, he served as Chief Technology Officer of LionInc.com. He served as Chief Executive Officer of LionInc.com from February 1999 to March 2000, and as its President from 1997 to March 2000, and during the period from 1991 through 1995. Mr. Ringer was co-founder, co-architect and author of the LION software. He received his training as a computer engineer and programmer in Spokane, WA at Spokane Falls Community College and Gonzaga University. Prior to his tenure with the Company, Mr. Ringer served for two years as a mortgage broker at MorNet Mortgage, a Seattle mortgage brokerage firm.

        OFFICERS

        RANDALL D. MILES has served as the Chief Executive Officer of the Company since December 2003. See background information above for Mr. Miles under the heading "Directors".

        DAVID STEDMAN has served as Co-President of LION with responsibility for sales and marketing since December 31, 2003. Mr. Stedman was also Chief Executive Officer of the Company from August 2002 to December 2003 and President from January 2001 to December 2003. See background information above for Mr. Stedman under the heading "Directors".

        TIM NEWBERRY has served as Co-President of LION with responsibility for operations and product development since December 2003. Mr. Newberry has been developing and managing informational technology for over 20 years and came to LION following 10 years at Ignition Mortgage Technology Solutions, Inc. where he held senior executive positions with oversight of sales, marketing, software development and risk management. Prior to employment with Ignition and its predecessor, Tuttle & Co., Mr. Newberry managed development of healthcare software systems as a Vice President for DeRoyal Industries. Mr. Newberry received a B.A. degree in Mathematics with a minor in Physics and Computer Science from Carson-Newman College in 1983. Mr. Newberry is an active member of the Mortgage Bankers Association of America and has served as a member of its Technology Committee.

        STEVE THOMSON, CFO of LION as of January 2001, joined LionInc.com in March 1998 as its Controller. From 1995 to 1998, Mr. Thomson worked as a consultant with a number of high tech and Internet related companies including Sierra Online, Inc. and N2H2, Inc. From 1988 to 1995, Mr. Thomson served as Controller and Division Manager with Vanier, a $130 million subsidiary of American Business Products. From 1979 to 1986, Mr. Thomson was in public accounting with Price Waterhouse. Mr. Thomson received a B.A. degree in Business Administration from the University of Washington in 1976 and has been a CPA since 1981.

        SIGNIFICANT EMPLOYEES

        ANTHONY BERRIS has been the President and a director of TRMS since LION's acquisition of TRMS in October 2004 and president of its predecessor company under the same name since May 2001. From 1997 to May 2001, Mr. Berris was with Tuttle & Co. and its successor companies in the capacities of product manager for LockPoint Xtra(R), director for Freddie Mac's Gold Cash Xtra program, and running the trade desk for what eventually became TRMS. Mr. Berris has over 15 years of experience in the mortgage banking industry and received his designation as a CMB (Certified Mortgage Banker) from the Mortgage Bankers Association of America in 2002. Articles written by Mr. Berris have been published in Mortgage Banking Magazine (June 2001) and Secondary Marketing Executive. Mr. Berris holds a B.A. in English Literature from the University of California at Los Angeles and an M.B.A. in Corporate Finance from the University of Southern California.


INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

        The Board of Directors represents the interests of our stockholders as a whole and is responsible for directing the management of the business and affairs of LION. Our board of directors is composed of seven members. Our bylaws provide that the authorized number of directors will be between three and nine, with the exact number to be determined by a majority of our board of directors or stockholders.

        The Board of Directors held seven meetings during 2004 which were attended by all directors. There were five Audit Committee meetings during 2004 which were attended by all committee members. There were three Compensation Committee meetings in 2004 which were attended by all committee members, except one meeting was missed by Mr. McMillan. There were two Nominating Committee in 2004 which were attended by all committee members. Directors are encouraged to attend the annual meetings of LION shareowners. All current directors attended the last annual meeting of shareowners, except Mr. Straw. Below is a table that provides membership and meeting information for each of the Board committees:

                NAME                       AUDIT       COMPENSATION   NOMINATING
    Mr. Miles                                                              o
    Mr. McMillan                                            o              o
    Mr. Russo                                o
    Mr. Straw                                               o
    Mr. Marshall                             o
    Total Meetings in 2004                   5              3              2

COMMITTEES OF THE BOARD OF DIRECTORS

        The standing committees of the Board of Directors of the Company are the Audit Committee, Compensation Committee and Nominating Committee. Our board of directors may establish other committees to facilitate the management of our business. Below is a description of each committee of the Board of Directors.

        AUDIT COMMITTEE. The Audit Committee assists our Board of Directors in its oversight of the quality and integrity of our accounting, auditing, and reporting practices. The Audit Committee's role includes discussing with management the Company's processes to manage business and financial risk, and for compliance with applicable legal and regulatory requirements. The Audit Committee is responsible for the appointment, replacement, compensation, and oversight of the independent auditor engaged to prepare or issue audit reports on our financial statements. The Audit Committee relies on the expertise and knowledge of management and the independent auditor in carrying out its oversight responsibilities. The specific responsibilities in carrying out the Audit Committee's oversight role are set forth in the LION Audit Committee Charter. The Audit Committee Charter is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents.

        The Audit Committee consists of Messrs. Russo and Marshall. Both members of the Audit Committee are "independent" as defined by Rule 4200(a)(15) of the NASD's listing standards. Our Board believes each Audit Committee member has sufficient experience and knowledge in financial and auditing matters to effectively serve and carry out the duties and responsibilities of the Committee. In addition, the Board has determined that Mr. Russo is an "audit committee financial expert," as that term is defined by Securities and Exchange Commission rules, which is basically limited to those who have prepared, audited, or directly supervised the audit of comparable public company financial statements.

        COMPENSATION COMMITTEE. The Compensation Committee reviews retirement and benefit plans and salaries and incentive compensation to be provided to our executive personnel, employees, and consultants, and recommends appropriate compensation and benefit levels. The Compensation Committee also administers our current stock option plan, including the approval of grants and options under the plan to our employees, consultants and directors and, in general, oversees general policy matters relating to our various compensation plans, including payroll, option, stock, medical and bonus plans.

        NOMINATING COMMITTEE. The Nominating Committee is responsible for identifying and recommending to the Board of Directors qualified nominees to become board members and considers shareholder recommendations for nominees to fill Board positions if such recommendations are received. The Nominating Committee also recommends to the Board of Directors regarding the size and composition of the Board as well as carrying out the duties set forth in the LION Nominating Committee Charter. The Nominating Committee consists of Messrs. Miles and McMillan. Only Mr. McMillan is considered independent as defined by Rule 4200(a)(15) of the NASD's listing standards.

        The Nominating Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 25 years of age, having business experience at a policy-making level, and having high moral character. They should be committed to enhancing shareowner value and should have sufficient time to carry out their duties. Their service on other boards of public companies should be limited to a number that permits them to perform responsibly all director duties. The Committee retains the right to modify these minimum qualifications from time to time.

        The Committee's process for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews the directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Company during their term. In the case of new director candidates, the Committee first determines whether the nominee must or should be independent, which determination is based upon the Company's charter and bylaws, applicable securities laws, the rules and regulations of the SEC, applicable rules of the National Association of Securities Dealers, and the advice of counsel, if necessary. The Committee uses its network of contacts to compile a list of potential candidates, which may include candidates that come to the attention of the Nominating Committee through shareowners, search firms or other persons. The Committee then meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. There are no nominees for election to our Board this year other than directors standing for re-election.

        SHAREOWNER NOMINEES. The Nominating Committee will consider director candidates recommended by shareowners provided the procedures set forth below are followed by shareowners in submitting recommendations. The Committee does not intend to alter in the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a shareowner or not. Any such recommendations by shareowners should include the nominee's name and qualifications for board membership and (together with any materials provided in connection with the nomination of a director candidate) should be addressed to: Corporate Secretary, LION, Inc., 4700-42nd Ave. SW, Suite 430, Seattle, WA, 98116. In addition, to be timely, the recommendation must be received by the Corporate Secretary within the time period prescribed for "Shareowner Proposals," which for the annual meeting next year is January 31, 2006.

        CODE OF ETHICS. We have adopted a Code of Ethics that applies to our executive officers, including financial officers and other finance organization employees. The Code of Ethics is available on our Investor Relations website at www.lioncorp.net. Our Board did not grant any waivers of any ethics policies in 2004 to our directors or executive officers. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the code to our Chief Executive Officer, Chief Financial Officer or Corporate Controller, we will disclose the nature of such amendment or waiver on that website or in a report on Form 8-K. The charters of the Audit Committee and Nominating Committee are also available on our Investor Relations website.

        COMMUNICATIONS WITH THE BOARD

        Individuals may communicate with the Board by submitting an email to LION's Board at directors@lioncorp.net. All directors have access to this email address.

        COMPENSATION OF DIRECTORS

        During 2004, non-employee directors received $1,000 cash compensation for each face-to-face board meeting and no compensation for committee meetings. Beginning February 2005, non-employee directors will receive a $2,000 cash compensation for each board meeting and $500 cash compensation for each committee meeting. Prior to 2004, no cash compensation was provided to directors serving on the board. Non-employee directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors and committees of the board of directors. Employee directors are eligible to receive option grants under our 1998 Stock Option Plan. Non-employee directors receive as an initial retainer options to purchase 50,000 shares of common stock, exercisable at not less than the fair market value of the Company's common stock on the day of grant. Thereafter, non-employee directors receive automatic option grants each year to purchase 50,000 shares of common stock upon their reelection at the annual meeting of shareholders. Non-employee chairs of the audit and compensation committees receive an option grant each year to purchase an additional 25,000 shares of common stock. During 2003, Mr. Miles and an affiliated company were paid a total of $280,000 in fees in connection with the Company's purchase of assets of Ignition Mortgage Technology Solutions, Inc. See "Certain Relationships and Related Transactions."

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information that has been provided to the Company regarding the beneficial ownership as of December 31, 2004 of the Company's common stock by (a) each person who is known by the Company to be a beneficial owner of more than five percent of the outstanding common stock of the Company, (b) each director of the Company, (c) each of the executive officers named in the Summary Compensation Table on this proxy statement, and (d) all directors and executive officers of the Company as a group.


                                                 Shares (2)       Percent (3)
Name and Address (1)                           Beneficially        of Voting
Of Beneficial Owner                                Owned           of Shares
-------------------                           ---------------     ----------

DIRECTORS AND EXECUTIVE OFFICERS:
John A. McMillan                                1,849,882  (4)       4.93%
J.C. (Tuck) Marshall                              567,249  (5)       1.50%
Sam Ringer                                     1,873,920             5.01%
David Stedman                                   1,394,500  (6)       3.64%
Steve Thomson                                   1,351,500  (7)       3.56%
Randall D. Miles                                  385,117  (8)       1.02%
Griffith J. Straw                                 123,200  (9)         *
Tim Newberry                                      328,767 (10)         *
James D. Russo                                     99,376 (11)         *

All directors and executive officers as                             23.25%
a group (10 persons)                            9,328,700

* Less than one percent.

(1) Except as noted below, the business address of the directors and executive officers is 4700-42nd Avenue SW, Suite 430, Seattle, WA 98116.

(2) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are exercisable within 60 days of December 31, 2004 are deemed outstanding. These shares, however, are not deemed outstanding for purposes of computing the ownership of any other person. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the stockholders named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3) Percentage of beneficial ownership is based upon 37,431,537 voting shares of common stock outstanding as of December 31, 2004.

(4) Includes 67,249 underlying shares of vested stock options.

(5) Includes 337,249 underlying shares of vested stock options.

(6) Includes 894,500 underlying shares of vested stock options.

(7) Includes 555,000 underlying shares of vested stock options.

(8) Includes 360,117 underlying shares of vested stock options.

(9) Includes 123,200 underlying shares of vested stock options.

(10) Includes 291,667 underlying shares of vested stock options.

(11) Includes 59,376 underlying shares of vested stock options.

        EXECUTIVE COMPENSATION

        The following summary compensation table indicates the cash and non-cash compensation earned during the fiscal years ended December 31, 2004, 2003 and 2002 by our Chief Executive Officer and the other most highly compensated executive officers serving during the year ended December 31, 2004.

                           SUMMARY COMPENSATION TABLE*

                                                                     Long-Term
                                           Annual Compensation      Compensation
                                         ------------------------   ------------
                                                                     Securities
                                                                     Underlying
                                                                      Options/
NAME AND PRINCIPAL POSITION      Year       Salary        Bonus       Warrants
                                 ----    ------------   ---------   ------------

Randall D. Miles, CEO (1)        2004    $ 200,000      $  55,000           --
                                 2003    $  12,200             --    1,000,000

David Stedman,                   2004    $ 157,400      $ 101,000           --
  Co-President, Sales and        2003    $ 130,200(2)          --      300,000
     Marketing                   2002    $ 125,900(2)          --           --

Tim Newberry,                    2004    $ 200,000      $  33,000           --
  Co-President, Operations       2003    $  12,200             --    1,000,000

Steve Thomson, CFO               2004    $ 145,400      $  75,000           --
                                 2003    $ 113,400(3)          --           --
                                 2002    $ 111,200(3)          --           --

----------
(*) Columns in the Summary Compensation Table that were not relevant to the compensation paid to the Named Executive Officers were omitted.

(1)   Mr. Miles has served as CEO since December 8, 2003.

(2) During 2003, includes 143,000 shares of common stock totaling $10,200 issued in lieu of cash compensation at fair market value with prices ranging from $.055 to $.128. During 2002, includes 276,500 shares of common stock totaling $19,800 issued in lieu of cash compensation at fair market value with prices ranging from $.06 to $.08 per share.

(3) During 2003, includes 133,000 shares of common stock totaling $9,400 issued in lieu of cash compensation at fair market value with prices ranging from $.055 to $.128. During 2002, includes 248,500 shares of common stock totaling $18,600 issued in lieu of cash compensation at fair market value with prices ranging from $.06 to $.08 per share.

        OPTION GRANTS LAST FISCAL YEAR

        During the year ended December 31, 2004, we granted employees 993,751 options to purchase shares of our common stock. No options were granted to our executive officers. The options have terms ranging from four to ten years but are subject to earlier forfeiture or cancellation in connection with termination of employment or upon the optionee's death or disability. The 4-year options totaling 315,001 shares have quarterly vesting periods ranging from four to five quarters. The 10-year options totaling 678,750 shares vest at 6 1/4 % each quarter over sixteen quarters.

        AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

        The following table provides information with respect to stock options exercised by our named executive officers during the fiscal year ended December 31, 2004 and unexercised options held as of December 31, 2004. No stock appreciation rights were exercised during 2004 or were outstanding at December 31, 2004.

                                                           Number of Securities          Value of Unexercised
                                  Shares                  Underlying Unexercised             In-the-Money
                                 Acquired                      Options/Warrants              Options/Warrants
                                    on       Value         at Fiscal Year-End (#)        at Fiscal Year-End ($)
                                 Exercise   Realized    --------------------------     --------------------------
             Name                   (#)       ($)       Exercisable  Unexercisable     Exercisable  Unexercisable
             ----                --------   --------    -----------  -------------     -----------  -------------
Randall Miles, CEO
      Options                        --          --       360,117       708,333          $104,911      $191,250

David Stedman, Co-President,
  Sales & Marketing
      Options                    32,509    $  6,502       894,500        75,000          $163,375      $ 19,500

Tim Newberry, Co-President,
  Operations
      Options                        --          --       291,667       708,333          $ 78,750      $191,250

Steve Thomson, CFO
      Options                    50,000    $ 10,000       555,000            --          $ 76,250            --

        EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

        In December 2003, the Company entered into a three-year employment agreement with Randall D. Miles, its CEO. The employment agreement provides for an initial annual salary of $200,000 and may include a bonus. In the event employment is terminated by the Company without cause, Mr. Miles will be entitled to a severance payment of 50% of his annual compensation. Mr. Miles is also entitled to receive, at the Company's expense, continuation of medical, dental and disability benefits for 6 months following termination without cause.

        In December 2003, the Company entered into a three-year employment agreement with Timothy F. Newberry, its Co-President of Operations. The employment agreement provides for an initial annual salary of $200,000 and may include a bonus. In the event employment is terminated by the Company without cause, Mr. Newberry will be entitled to a severance payment of 50% of his annual compensation. Mr. Newberry is also entitled to receive, at the Company's expense, continuation of medical, dental and disability benefits for 6 months following termination without cause.

        In June 2004, the Company entered into new employment agreements with Dave Stedman, its Co-President of Sales and Marketing, and Steve Thomson, its CFO. The employment agreements for Mr. Stedman and Mr. Thomson provided for initial annual salaries of $150,000 and $135,000, respectively. Each agreement has a term of three years and provides that the compensation will include a base and may include a bonus. In the event that employment is terminated by the Company without cause, they will be entitled to a severance payment of 50% of their annual compensation. They are also entitled to receive, at the Company's expense, continuation of medical, dental and disability benefits for 6 months following termination without cause.

        EQUITY COMPENSATION PLAN INFORMATION.

        The following table gives information about equity awards under the Company's 1998 Plan and the individual equity arrangements as of December 31, 2004.

                                                     (a)                      (b)                      (c)
                                                                                                    Number of
                                                                                                    securities
                                                                                                  available for
                                                  Number of                                      future issuance
                                              securities to be          Weighted-average           under equity
                                                 issued upon           exercise price of        compensation plans
                                                 exercise of              outstanding               [excluding
                                                 outstanding           options, warrants            securities
                                              options, warrants            and rights              reflected in
              Plan category                       and rights                                        column (a)]
------------------------------------------   ---------------------    ---------------------    ---------------------
Equity compensation plans
approved by security holders                        6,596,359                 $.30                   2,320,474

Equity compensation plans not
approved by security holders                               --                   --                          --
------------------------------------------   ---------------------    ---------------------    ---------------------

Total                                               6,596,359                 $.30                   2,320,474
==========================================   =====================    =====================    =====================


SUMMARY DESCRIPTION OF LION'S 1998 STOCK OPTION PLAN

        The Company's 1998 Stock Option Plan ("1998 Plan") was approved by stockholders on December 18, 1998.

        NUMBER OF SHARES SUBJECT TO THE 1998 PLAN. The total number of shares of common stock reserved for issuance under the 1998 Plan is 15,000,000. The 1998 Plan provides that if any outstanding option expires or is terminated for any reason, the shares of common stock allocable to the unexercised portion of such option may again be subject to an option to the same person or to a different person eligible under the 1998 Plan.

        ELIGIBILITY FOR PARTICIPATION. The 1998 Plan is intended to serve as an equity incentive program for management, qualified employees, non-employee members of the Board of Directors, and independent advisors or consultants.

        TERMS OF OPTIONS. Options granted to employees may be either Incentive Stock Options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or nonqualified stock options. Options granted to outside directors, consultants and advisors may only be nonqualified stock options. The per share exercise price for any option granted may not be less than the fair market value of the Company's securities on the grant date. Unless otherwise specified by the Plan Administrators, the options vest over a four-year period. Unless extended by the Plan Administrators, the right to exercise an option terminates thirty days after the termination of an optionee's employment, contractual or director relationship with the Company.

        The 1998 Plan contains two separate components: (i) a discretionary option grant program under which eligible individuals in the Company's employ or service (including officers and other employees, non-employee Board members and independent advisors or consultants) may, at the discretion of the Plan Administrator, be granted options to purchase shares of common stock; and (ii) an automatic option grant program under which option grants will automatically be made at periodic intervals to eligible non-employee Board members to purchase shares of Common Stock at an exercise price equal to their fair market value on the grant date.

        The discretionary option grant program is administered by the Board of Directors or a committee of two or more members of the Board. Plan administrators have sole authority to prescribe the form, content and status of options to be granted, select the eligible recipients, determine the timing of option grants, determine the number of shares subject to each grant, the exercise price, vesting schedule, and term for which any option will remain outstanding.

        OUTSIDE DIRECTOR OPTION PROGRAM. Under the automatic option grant program, immediately after each annual meeting of stockholders, each elected non-employee director of the Company is automatically granted a nonqualified stock option to purchase 50,000 shares of common stock for each year included in the term for which he or she was elected.

        CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Randall Miles has served as a director of the Company since October 2002. Effective December 8, 2003, Mr. Miles became Chairman and CEO of the Company. In October 2003, Mr. Miles was paid a non-refundable cash retainer in the amount of $30,000 to provide financial advisory services related to the potential purchase of assets of Ignition Mortgage Technology Solutions, Inc. The agreement provided for a success fee in the amount of $250,000 if the transaction were consummated. On December 8, 2003, the Company acquired the assets of Ignition Mortgage Technology Solutions, Inc., and the success fee of $250,000 was paid to SCM Capital Group LLC, an entity owned by Mr. Miles.

        Tim Newberry has served as Co-President in charge of operations since December 8, 2003. In June 2003, the Company hired Mr. Newberry as a consultant to help develop product plans for LION's core business. Fees for consulting services rendered by Mr. Newberry during 2003 totaled $64,000.

        SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent of the our common stock, file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater-than-ten percent shareholders are required by the SEC regulation to furnish us with copies of all Section 16(a) forms they file. Specific due dates have been established by the SEC, and we are required to disclose in this report any failure to file by those dates.

        We believe that there has been compliance with all Section 16(a) filing requirements applicable to our officers, directors and ten-percent beneficial owners.

        FEES PAID TO GRANT THORNTON LLP (AUDIT AND NON-AUDIT FEES)

        The following table presents fees for professional audit services rendered by Grant Thornton LLP for the audit of our annual financial statements for the years ended December 31, 2004 and 2003, and the reviews of the financial statements included in each of our quarterly reports on Form 10-QSB during the fiscal years ended December 31, 2004 and 2003, and fees billed for other services rendered by Grant Thornton LLP during those periods.

              Fee Category                         2004               2003
----------------------------------------      --------------     --------------

 Audit Fees                                   $     80,260       $    54,390
 Tax Fees                                           42,782            26,181
 All Other Fees                                    162,171            94,500
                                              --------------     --------------

                                              $    285,213       $   175,071
                                              ==============     ==============


AUDIT FEES. Consist of assurance and related services that are reasonably related to the performance of the audit or review of LION's financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, audits of the Company's stock option plans, additional revenue compliance procedures related to performance of the review or audit of our financial statements, and accounting consultations regarding the application of GAAP to proposed transactions.

TAX FEES. Consist of the aggregate fees billed for professional services rendered by Grant Thornton LLP for tax compliance, tax advice, and tax planning. These services include preparation of federal and state income tax returns.

ALL OTHER FEES. Fees in 2004 relate to the acquisition of the assets of Ignition Mortgage Technology Solutions, Inc. totaling $53,291 and the acquisition of TRMS totaling $108,880. Fees in 2003 relate to the acquisition of assets of Ignition Mortgage Technology Solutions, Inc. and review of our Form S-8 registration statement.

All of the Grant Thornton LLP fees in each of the categories enumerated above were approved in advance by the Audit Committee. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approves particular services on a case-by-case basis.

                PROPOSAL 3 --AMEND THE ARTICLES OF INCORPORATION
                   TO INCREASE THE NUMBER OF AUTHORIZED SHARES
                       OF COMMON STOCK AND PREFERRED STOCK

        Our Board of Directors has approved and recommended that the shareholders approve an amendment to our Articles to increase the number of authorized shares of common stock from 50 million to 75 million shares, and to proportionately increase the number of authorized shares of preferred stock from 5 million to 7.5 million shares. The text of the first two paragraphs of Article V, as it is proposed to be amended, is as follows:

        The Company is authorized to issue Eighty-Two Million Five Hundred Thousand (82,500,000) shares of its capital stock, which shall be divided into two classes known as Common Stock and Preferred Stock, respectively. No capital stock, after the amount of the subscription price or par value has been paid, is subject to assessment to pay the debts of the Company.

        The total number of shares of Common Stock which the Company is authorized to issue is 75,000,000 with par value of $.001 per share. The total number of shares of Preferred Stock which the Company is authorized to issue is 7,500,000 with par value of $.001 per share.

        Appendix B to this Proxy Statement sets forth the text of the proposed amendment to the Articles to be added as a replacement Article V. If the amendment is adopted, it will become effective upon filing articles of amendment to our Articles of Incorporation with the Secretary of State of the State of Washington.

        As of the Record Date, we had 37,739,662 shares of common stock issued and outstanding and had reserved approximately 2.9 million shares of common stock for issuance under the 1998 Stock Option Plan. If the 2005 Stock Incentive Plan were approved by shareowners, our total issued and reserved shares of common stock would be approximately 45.6 million shares of a total authorized 50 million shares of common stock.

        We have 5 million authorized shares of preferred stock, none of which shares were outstanding as of the Record Date. Of the preferred shares, 4,782,608 shares are designated as Series A Preferred Stock. We issued 1,500,000 shares of Series A Preferred Stock in March 2001. In March 2004, all outstanding Series A preferred shares were converted to 1,541,550 shares of common stock. Since the Series A Preferred Stock was authorized expressly for a specific purpose, which purpose is no longer applicable to our operations, on the date of the annual meeting the Articles will be amended to eliminate the Class A Preferred Stock from the authorized capital and to restore the Series A Preferred Stock to the status of authorized but unissued and undesignated preferred stock. This action will be taken by the directors without shareholder approval, pursuant to Washington law. In general, the Board, without shareholder approval, may issue preferred stock with voting and conversion rights as they may determine, which could materially and adversely affect the voting power of the holders of common stock and could also decrease the amount of earnings and assets available for distribution to the holders of common stock. No additional shareowner approval would be required to set the terms of or for issuance of the newly authorized preferred stock.

        The rights of additional authorized shares of common stock would be identical to shares now authorized. The authorization of common stock will not, in itself, have any effect on your rights as a shareowner. If the Board were to issue additional shares of common stock for other than a stock split or dividend, however, it could have a dilutive effect on our earnings per share and on your voting power in the Company.

        We believe that the proposed increase in the number of authorized shares of common stock is in the best interests of our shareowners. It is important for the Board to have the flexibility to act promptly to meet future business needs as they arise. Sufficient shares should be readily available to maintain our financing and capital raising flexibility, for employee benefit plans such as the 2005 Stock Incentive Plan, acquisitions and mergers, stock splits and dividends and other proper business purposes. LION has completed two complementary acquisitions in the last 18 months. Having a limited number of shares available severely limits our flexibility and hinders our ability to raise capital, undertake acquisitions of other businesses or assets, and attract employees.

        By having additional shares readily available for issuance, we will be able to act expeditiously when the need arises without spending the time and incurring the expense of soliciting proxies and holding special meetings of shareowners. We have no present plans, agreements, commitments or understandings for the issuance or use of these proposed additional shares of common stock. The Board may issue additional shares of common stock without action on your part if the action is permissible under Washington corporate law. As an OTC Bulletin Board issuer, we are not currently subject to the rules of the Nasdaq Stock Market, which would require shareowner approval of change of control transactions and issuances equal to 20% or more of the voting power outstanding.

        The future issuance of additional shares of common stock could also potentially be used to block an unsolicited acquisition through the issuance of large blocks of stock to persons or entities considered by our officers and directors to be opposed to such acquisition, which might be deemed to have an anti-takeover effect (i.e., might impede the completion of a merger, tender offer or other takeover attempt). Our management and Board could use the additional shares to resist or frustrate a third -party transaction providing an above-market premium that is favored by a majority of our independent shareholders. In fact, the mere existence of such a block of authorized but unissued shares, coupled with the Board's ability to issue the shares without shareholder approval, might deter a bidder from seeking to acquire our shares on an unfriendly basis. We have other provisions in our articles of incorporation and bylaws that could also make it more difficult for a third party to acquire us. For example, the Board has the ability to issue preferred stock with such voting, dividend, liquidation and other terms as it determines, and there is no cumulative voting for directors. Further, if Proposal 1 is approved by shareowners, our articles of incorporation will provide for a staggered board of directors.

        However, while the authorization of additional shares of common stock may have an anti-takeover effect, the Board does not intend or view the proposed increase in authorized common stock as an anti-takeover measure, nor are we aware of any proposed transactions of this type. We are motivated by business and financial considerations in proposing this amendment, and have no present plans or proposals to adopt any other provisions or enter into any other arrangements that may have material anti-takeover consequences.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50 MILLION TO 75 MILLION SHARES, AND TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 5 MILLION TO 7.5 MILLION SHARES.

             PROPOSAL 4 --ADOPTION OF THE 2005 STOCK INCENTIVE PLAN

        The shareowners are asked to vote to adopt the 2005 Stock Incentive Plan (the "2005 Plan"). The purpose of the 2005 Plan is to provide a flexible framework that will permit the Board to develop and implement a variety of stock-based programs based on the changing needs of the Company, its competitive market, and the regulatory climate. The 2005 Plan provides for the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Units and Stock Appreciation Rights to aid the Company in obtaining these goals. This 2005 Plan is intended to supplement the 1998 Stock Option Plan ("1998 Plan") maintained by the Company. As of December 31, 2004, options covering 2,320,474 shares were available for grant under the 1998 Plan.

        Under the proposed 2005 Plan, the Compensation Committee and Company management intend to lower LION's share usage by shifting long-term incentive grants to a blend of stock options and stock incentive awards. We expect to grant fewer stock awards than stock options. We currently utilize stock option grants as our exclusive form of long-term equity compensation. A stock award, or restricted stock unit award, is a grant that vests over time. As the stock award vests, employees receive LION common shares that they own outright. In the light of the changed economic and accounting environment, we believe stock awards are a better way to provide equity compensation to employees in a form that is less subject to market volatility. Further, we believe the availability of a flexible stock compensation program will be important to our ability to achieve our future growth goals and attract and retain the best available employees.

        The following summary of major features of the 2005 Plan is subject to the specific provisions in the full text of the 2005 Plan set forth as Appendix C to this Proxy Statement.

        PURPOSE OF 2005 PLAN

        The 2005 Plan will allow the Company, under the supervision of the Compensation Committee, to make stock incentive grants to employees through June 23, 2015 when the plan expires. The purpose of these awards is to continue to promote the growth and prosperity of the Company by providing employees and eligible recipients with an additional incentive to contribute to the Company's success, by assisting the Company in attracting and retaining the best available personnel for positions of substantial responsibility and by increasing the identity of interests of eligible recipients with those of the Company's stockholders.

        KEY TERMS

        The Plan is designed to reflect prevailing corporate governance and executive compensation practices. The following is a summary of the key provisions of the 2005 Plan:

PLAN TERM:              June 23, 2005 -- June 23, 2015 (or the date on which all
                        of the reserved shares have been issued or are no longer available for use under the 2005 Plan, if earlier)

ELIGIBLE                Employees, directors, and consultants and advisors (who
PARTICIPANTS:           are eligible to receive shares which are registered on
                        SEC Form S-8) selected by the Compensation Committee

SHARES AUTHORIZED:      5,000,000

AWARD TYPES:            (1)  Nonqualified stock options with a term no longer
                             than 7 years

                        (2)  Incentive stock options

                        (3)  Restricted stock

                        (4)  Restricted stock units, and

                        (5)  Stock appreciation rights

SHARE LIMITS PER        Stock incentives covering no more than 200,000 aggregate
PERSON:                 shares may be granted to any single participant in any
                        calendar year

RESTRICTED STOCK
AUTHORIZED:             Maximum of 50 percent of total shares authorized

VESTING:                Determined by Compensation Committee

DEPOSITS:               The Compensation Committee may require deposits of
                        common stock owned by the participant as a condition to awards under the Plan

NOT PERMITTED:          (1)  To increase the number of authorized shares;

                        (2) To extend the life of the 2005 Plan or maximum option exercise period;

                        (3) To grant stock options at a price below fair market value;

                        (4)  To authorize repricing of stock options;

                        (5)  To change the designation of eligible recipients;
                             and

                        (6)  To change the per person share limit

        ELIGIBILITY

        Employees, members of the Board who are not employees, and consultants and advisor s who are eligible to receive shares which are registered on SEC Form S-8 of the Company and its subsidiaries are eligible to receive awards under the 2005 Plan. The Compensation Committee will determine which employees will be participants in the Plan. It is intended that the recipients of awards under the Plan will include broad-based employees as well as officers, key employees, and managers.

        AWARDS

        Awards under the 2005 Plan will be discretionary, or if applicable, performance-based and designed to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended. Subject to Plan limits, the Committee has the discretionary authority to determine the size and type of an award, and if it will be tied to meeting performance-based requirements.

        ADJUSTMENTS

        In the event of any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits, the Compensation Committee may, in its discretion, adjust the number of shares reserved or granted under the 2005 Plan, the number of shares subject to stock incentives granted under the 2005 Plan, the limit on the number of shares that may be granted subject to stock incentives during a calendar year to any individual, and the specified exercise price of outstanding stock options or any stock appreciation rights.

        EXERCISE OF STOCK OPTIONS

        The exercise price of stock options granted under the 2005 Plan may not be less than the fair market value of the common stock on the date of grant and the option term may not be longer than 7 years. The Compensation Committee will determine at the time of grant when each stock option becomes exercisable. In the absence of any designation in the Stock Incentive Agreement as to vesting at the time of grant, the entire Option shall vest over a four-year period. The Committee's practice generally has been to have options become exercisable over a four-year period, becoming exercisable quarterly over the 16-quarter period. Options granted to directors generally vest quarterly over a one-year period . Payment of the exercise price of a stock option may be in cash, common stock owned by the participant or by a combination of cash and common stock. The Company may require, prior to issuing common stock under the Plan, that the participant remit an amount in cash or common stock sufficient to satisfy tax withholding requirements.

        VESTING OF RESTRICTED STOCK

        Awards of restricted stock and restricted stock units lose their restrictions at the conclusion of a specified period of continuous employment with the Company, as determined by the Compensation Committee. Restricted stock may not be sold or transferred by the participant until all restrictions that have been established by the Committee have lapsed. The participant has, with respect to restricted stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends, unless the Committee otherwise determines. Upon a participant's termination of employment during the period any restrictions are in effect, all restricted stock will be forfeited unless the Committee decides that it is in the best interests of the Company to permit individual exceptions. The Committee may make a cash payment to a participant granted stock or restricted stock to allow the participant to satisfy tax obligations arising out of receipt of the stock or restricted stock.

        TRANSFERABILITY

        Stock options, restricted stock and restricted stock units granted under the 2005 Plan are transferable only as provided by the rules of the Compensation Committee, by the participant's last will and testament, and by the applicable laws of descent and distribution. Restricted stock and restricted stock units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the applicable restrictions lapse. With respect to nonqualified stock options, the Committee, at its discretion, may provide for transfer of an option to certain family members of the participant, or to one or more trusts or partnerships established for the benefit of family members.

        CHANGE OF CONTROL

        Stock incentives granted under the 2005 Plan will become exercisable or fully vested upon the occurrence of a change of control as defined in the 2005 Plan.

        TERMINATION, DEATH AND RETIREMENT

        Unless otherwise provided in the applicable stock incentive agreement, stock options will expire one month after the termination of a participant's employment, or after participant's death, disability or retirement. In the event of a participant's death, disability or retirement, restricted stock and restricted stock units will be accelerated and the participant will be entitled to receive the shares free of all vesting restrictions (other than restrictions based on certain performance criteria).

        ADMINISTRATION

        The 2005 Plan will be administered by the Compensation Committee, or any other committee appointed by the Board to administer the Plan. The Compensation Committee will select the recipients who participate in the Plan, determine the sizes and types of stock incentives in a manner consistent with the Plan, and establish the terms, conditions and other provisions of the stock incentives. The Compensation Committee may interpret the 2005 Plan and any agreement or instrument entered into under the Plan, and establish, amend or waive any rules for the Plan's administration. The Committee may seek the assistance of such persons as it may see fit in carrying out its routine administrative functions concerning the Plan.

        AMENDMENTS

        Subject to approval of the Board of Directors, where required, the Compensation Committee may terminate, amend or suspend the 2005 Plan, provided that no action may be taken by the Compensation Committee or the Board of Directors (except those described earlier in the Adjustments section) without the approval of the shareowners to:

        o   increase the number of shares that may be issued under the Plan;

        o extend the maximum life of the 2005 Plan or the maximum exercise period;

        o decrease the minimum exercise price of stock options to less than fair market value;

        o   permit the repricing of outstanding stock options; and

        o   change the designation of eligible recipients

        If the Company is a "listed issuer" (as defined in the Plan), shareowner approval of other material amendments (such as an expansion of the types of awards available under the 2005 Plan, an extension of the term of the Plan, or a change to the method of determining the exercise price of options issued under the Plan) may also be required pursuant to rules promulgated by an established stock exchange or a national market system.

        TAX CONSEQUENCES

        Options. Generally, no federal income tax is payable by a participant upon the grant of a stock option and no deduction is taken by the Company. Nonqualified stock option grants under the 2005 Plan are governed by Section 83 of the Code. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will be taxed on the difference between the fair market value of the common stock on the exercise date and the option price. This income is subject to withholding tax as "wages." The Company will be entitled to a corresponding deduction on its income tax return. Upon exercising an incentive stock option ("ISO"), the participant will have no taxable income (except that the alternative minimum tax may apply), and we will receive no deduction when an ISO is exercised.

        Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option except that we may be entitled to a deduction in the case of a disposition of shares acquired upon exercise of an ISO before the applicable ISO holding periods have been satisfied (a disposition within two years after the date of grant of the ISO, or within one year after its exercise).

        Stock Awards. Generally, the recipient of a stock award will recognize ordinary compensation income at the time the common stock associated with the stock award is received in an amount equal to the value of the stock or units received. In the year that the recipient of a stock award recognizes ordinary taxable income in respect of the award, we will generally be entitled to a corresponding deduction on our income tax return. Restricted stock and restricted stock units are taxed under Section 83 of the Code. Generally, no taxes are due when the award is initially made, but the award becomes taxable when it is no longer subject to a "substantial risk of forfeiture" (i.e., become vested or transferable). Income tax is paid on the value of the stock or units at ordinary rates when the restrictions lapse, and then at capital gain rates when the shares are sold.

        Stock Appreciation Rights ("SARs"). Generally, no federal income tax is payable by a participant upon the grant of a SAR and no federal income tax deduction is allowed to us upon the grant or termination of SARs. If the employee receives in stock the appreciation inherent in the SARs (or the appreciation inherent in the underlying option in the case of tandem SARs), the employee will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the employee for the stock. If the holder of a tandem SAR elects to exercise the underlying option, the employee will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option. Upon the exercise of a SAR, we will be generally entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise.

        Section 162(m) of the Internal Revenue Code limits to $1 million per person the amount we may deduct for compensation paid to any of our most highly compensated employees. Compensation received through the exercise of stock options is not subject to this $1 million limit if the option and plan meet certain requirements, including options granted with an exercise price at not less than fair market value. The 2005 Plan provides for the grant of options meeting the requirements of Section 162(m) and applicable regulations.

        THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE LION, INC. 2005 STOCK INCENTIVE PLAN.

               PROPOSAL 5 -- RATIFICATION OF INDEPENDENT AUDITORS

        Grant Thornton LLP has been our independent audit firm since 1998, and the Audit Committee has selected Grant Thornton LLP as our independent audit firm for the fiscal year ending December 31, 2005. Among other matters, the Audit Committee concluded that current requirements for audit partner rotation, auditor independence through limitation of services and other regulations affecting the audit engagement process substantially assist in supporting auditor independence despite the long-term nature of Grant Thornton's services to us. In accordance with applicable regulations on partner rotation, Grant Thornton's primary engagement partner for our audit has changed for 2005, and the concurring/ reviewing partner for our audit was changed in 2004.

        As a matter of good corporate governance, the Audit Committee has determined to submit its selection of independent audit firm to shareowners for ratification. If shareowners fail to ratify the appointment, the Audit Committee would reconsider this appointment, although it would not be required to select different independent public auditors. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareowners. If you submit a proxy card but do not fill out the voting instructions on the proxy card, the persons named as proxies will vote the shares represented by the proxy for ratification of the appointment of Grant Thornton LLP as the independent auditors.


        A representative of Grant Thornton LLP is expected to be present at the annual meeting and will have the opportunity to make a statement if he or she desires to do so. The representative is expected to be available to respond to appropriate questions.

        THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE RATIFICATION OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR 2005.

                 OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

        In addition, there will be an address by the CEO and a general discussion period during which shareowners will have an opportunity to ask questions about the business. If you are granted a proxy, the persons named as proxy holders, Randall Miles and David Stedman, will have the discretion to vote your shares on any additional matters not described herein that properly come before the meeting, or any adjournment or postponement of the meeting. This discretionary authority is limited by SEC rules to certain specified matters, such as matters incident to the conduct of the meeting and voting for alternative candidates if any of our nominees is not available to serve as a director. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board. At the time this document went to press, LION knew of no other matters that might be presented for shareowner action at the LION 2004 Annual Meeting of Shareowners.

        The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

REPORT OF THE AUDIT COMMITTEE

        The primary purpose of the Audit Committee is to oversee the financial reporting process for the Company on behalf of the Board of Directors. The Committee's function is more fully described in its charter, which the Board has adopted and which is publicly available. The Audit Committee Charter is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents.

        In fulfilling its oversight responsibilities, the Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent auditors and makes recommendations to the Board of Directors regarding the selection of independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

        The Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2004 with the Company's management. The Committee has discussed with Grant Thornton LLP, the Company's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented.

        The Committee has also received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Committee has discussed the independence of Grant Thornton LLP with that firm.

        Based on the Committee's review and discussions noted above, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's

        Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

                                                  Submitted by:

                                                  James D. Russo
                                                  J.C. ("Tuck") Marshall

OTHER INFORMATION

        Copies of the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the year ended December 31, 2004 will be provided to shareowners without charge upon request. Shareowners should direct any request to LION, Inc., 4700 - 42nd Ave. SW, Suite 430, Seattle, WA 98116,
Attn: Steve Thomson, Secretary. LION will also furnish any exhibit to the 2004 Form 10-KSB specifically requested.


                                     By Order of the Board of Directors


                                     Steve Thomson
                                     Secretary
Seattle, Washington

                                                                      APPENDIX A



                            ARTICLES OF INCORPORATION
                                       OF
                                   LION, INC.


                                   ARTICLE IX.
                       NUMBER; CLASSES; TERM OF DIRECTORS

        The members of the governing Board shall be known as Directors. The number of directors shall be as set forth in the Bylaws of the Company. The Directors of the Company need not be stockholders. The number of Directors may at any time be increased or decreased by the Directors at any annual or special meeting, provided that no decrease shall have the effect of shortening the term of any incumbent Director.

        CLASSES. The Board of Directors shall be classified with respect to the time for which they shall severally hold office by dividing them into three classes, as nearly equal in number as possible. The classes designated shall be Class I, Class II and Class III. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.

        TERM. The initial term of office for Class I directors shall expire at the first annual meeting of stockholders after their election, the initial term of office for Class II directors shall expire at the second annual meeting of stockholders after their election, and the initial term of office for Class III directors shall expire at the third annual meeting of stockholders after their election, and in each case as to all classes of directors, until their successors are duly elected and qualified. Upon expiration of their initial terms as specified herein, directors of each class shall serve three-year terms and until their successors are duly elected and qualified. A director shall hold office until the annual meeting for the year in which his or her term shall expire and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

        Any directorship to be filled by reason of an increase in the number of Directors may be filled by the Board of Directors for a term of office continuing only until the next annual meeting of stockholders, at which time they shall be subject to election and classification by the stockholders. In the event that any director is elected by the Board of Directors to fill a vacancy which occurs as a result of the death, resignation, or removal of another director, such director shall hold office until the annual meeting of stockholders at which the director who died, resigned, or was removed would have been required, in the regular order of business, to stand for re-election, even though such term may thereby extend beyond the next annual meeting of stockholders. Each director who is elected as provided in this Article shall serve until his or her successor is duly elected and qualifies.

                                                                      APPENDIX B



                            ARTICLES OF INCORPORATION
                                       OF
                                   LION, INC.


                                   ARTICLE V.
                                 CAPITALIZATION

        The Company is authorized to issue Eighty-Two Million Five Hundred Thousand (82,500,000) shares of its capital stock, which shall be divided into two classes known as Common Stock and Preferred Stock, respectively. No capital stock, after the amount of the subscription price or par value has been paid, is subject to assessment to pay the debts of the Company.

        The total number of shares of Common Stock which the Company is authorized to issue is 75,000,000 with par value of $.001 per share. The total number of shares of Preferred Stock which the Company is authorized to issue is 7,500,000 with par value of $.001 per share.

        The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Company is hereby authorized, within the limitations and restrictions prescribed by law or stated in these Articles of Incorporation, to provide for the issuance of Preferred Stock in series and (i) to establish from time to time the number of shares to be included in each such series; (ii) to fix the voting powers, designations, powers, preferences and relative, participating, optional or other rights of the shares of each such series and the qualifications, limitations or restrictions thereof, including but not limited to, the fixing or alteration of the dividend rights, dividend rate, conversion rights, conversion rates, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of shares of Preferred Stock; and (iii) to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                                                      APPENDIX C


                                   LION, INC.

                            2005 STOCK INCENTIVE PLAN

                                   SECTION 1.
                                     PURPOSE

        The purpose of this Plan is to continue to promote the growth and prosperity of the Company and its Subsidiaries by providing Eligible Recipients with an additional incentive to contribute to the Company's success, by assisting the Company in attracting and retaining the best available personnel for positions of substantial responsibility and by increasing the identity of interests of Eligible Recipients with those of the Company's stockholders. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units and Stock Appreciation Rights to aid the Company in obtaining these goals. This Plan is intended to supplement the 1998 Stock Option Plan ("1998 Plan") maintained by the Company pursuant to which equity awards may be granted to Eligible Recipients.

                                   SECTION 2.
                                   DEFINITIONS

As used in this Plan and any Stock Incentive Agreement, the following terms shall have the following meanings:

2.1     BOARD means the Board of Directors of the Company.

2.2 CAUSE shall mean, with respect to any Participant who is a member of the Board who is not an employee of the Company, a termination of employment or service on the Board (by removal or failure of the Board to nominate the Participant) whenever occasioned by (a) the willful and continued failure by the Participant to substantially perform the Participant's duties with the Company or a Subsidiary (other than any such failure resulting from the Participant's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the Participant by the Board, which demand specifically identifies the manner in which the Board believes the Participant has not substantially performed the Participant's duties, or (b) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company or its Subsidiaries, monetarily or otherwise. For purposes of this definition, no act, or failure to act, on the Participant's part shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant's act, or failure to act, was in the best interest of the Company.

2.3     CHANGE OF CONTROL means any of the following:

        (a) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

        (b) during any period of two (2) consecutive years (not including any period prior to the effective date of this Plan); individuals who at the beginning of such period constitute the Board, and any new member of the Board (other than a member of the Board designated by a person who has entered into an agreement with the Company to effect a transaction described in subsections (a), (b) or (c) of this Section) whose election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the members of the Board at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

        (c) the shareholders of the Company approve a merger or consolidation of the Company with any other Company, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as herein defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

        (d) the shareholders of the Company approve a plan of liquidation, dissolution or winding up of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

2.4     CODE means the Internal Revenue Code of 1986, as amended.

2.5 COMMITTEE means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan, as specified in Section 5 hereof. Any such committee must be comprised entirely of Outside Directors who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, and if the Company is a Listed Issuer, Outside Directors who are "independent" as that term is defined by the applicable national securities exchange or automated inter-dealer quotation system. If no Committee has been established by the Board, then "Committee" refers to the Board as a whole.

2.6     COMMON STOCK means the common shares of the Company.

2.7 COMPANY means LION, Inc., a Washington corporation, and any successor to such organization.

2.8 DISABILITY shall mean disability as determined by the Committee in its sole and absolute discretion.

2.9     ELIGIBLE RECIPIENT means an Employee and/or a Key Person.

2.10 EMPLOYEE means any employee of the Company or any Subsidiary, regardless of title or designation, as shall, in the determination of the Committee, be eligible to receive Stock Incentives for the duties presently being discharged by employee.

2.11    EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

2.12 EXERCISE PRICE means the price that shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.

2.13 FAIR MARKET VALUE of a Share on any date means the mean between the highest and lowest reported selling prices on a national securities exchange of a Share as reported in the appropriate composite listing for said exchange on such date, or, if no such sales occurred on such date, then on the next preceding date on which a sale is made. In the event the Shares are traded in the over-the-counter market, Fair Market Value of a Share means the mean between the "high" and "low" quotations in the over-the-counter market on such date, as reported by the National Association of Securities Dealers through NASDAQ or, if no quotations are available on such date, then on the next preceding date on which such quotations are available.

If the principal market for the Share is the NASD Electronic Bulletin Board or other over-the-counter market other than Nasdaq NMS or Nasdaq SmallCap of the Nasdaq Stock Market, its Fair Market Value shall be the mean between the closing bid and asked quotations for the Share for the 20 trading days last preceding the measurement date.

2.14 INSIDER means an individual who is, on the relevant date, an officer, member of the Board or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.15 INDEPENDENT DIRECTOR means a director who is determined to be "independent" as that term is defined by the listing standards of the national securities exchange or automated inter-dealer quotation system applicable to the Company, as the same may be amended from time to time.

2.16 ISO means an option granted under this Plan to purchase Shares that is intended by the Company to satisfy the requirements of Code Section 422 as an incentive stock option.

2.17 KEY PERSON means (1) a member of the Board who is not an Employee or (2) a consultant or advisor who is eligible to receive shares which are registered on SEC Form S-8.

2.18 LISTED ISSUER means the Company's securities are listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association, not including the OTC Bulletin Board.

2.19 NQSO means an option granted under this Plan to purchase Shares which is not intended by the Company to satisfy the requirements of Code Section 422.

2.20    OPTION means an ISO or a NQSO.

2.21 OUTSIDE DIRECTOR means a member of the Board who is not an Employee and who qualifies as (1) a "non-employee director" under Rule 16b-3(b)(3) under the 1934 Act, as amended from time to time, and (2) if the Committee grants Stock Incentives which qualify for the Performance-Based Exception, an "outside director" under Code Section 162(m) and the regulations promulgated thereunder.

2.22 PARTICIPANT means an individual who receives a Stock Incentive hereunder.

2.23 PERFORMANCE-BASED EXCEPTION means the performance-based exception from the tax deductibility limitations of Code Section162(m).

2.24 PERFORMANCE PERIOD shall mean the period during which a performance goal must be attained with respect to a Stock Incentive which is performance based, as determined by the Committee pursuant to Section 14.3 hereof.

2.25 PLAN means this plan, the 2005 Stock Incentive Plan, as it may be further amended from time to time.

2.26 QUALIFYING EVENT shall mean, with respect to a Participant, such Participant's death, Disability or Retirement.

2.27 RESTRICTED STOCK AWARD means an award of Shares granted to a Participant under this Plan which is subject to restrictions in accordance with the terms and provisions of this Plan and the applicable Stock Incentive Agreement.

2.28 RESTRICTED STOCK UNIT means a contractual right granted to a Participant under this Plan to receive a Share (or cash equivalent) which is subject to restrictions of this Plan and the applicable Stock Incentive Agreement.

2.29 RETIREMENT shall mean, with respect to an Eligible Recipient, such Eligible Recipient's (i) termination of employment or cessation of performing services after attainment of age 55 and completion of at least fifteen (15) years of service with the Company or Subsidiary, or (ii) termination of employment or cessation of performing services after attainment of age 65 and completion of at least five (5) years of service with the Company or Subsidiary.

2.30    SHARE means a share of Common Stock.

2.31 STOCK APPRECIATION RIGHT means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the individual, without payment to the Company (except for any applicable withholding or other taxes), receives Shares, or such other consideration as the Committee may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the exercise price per Share noted in the Stock Appreciation Right, for each Share subject to the Stock Appreciation Right.

2.32 STOCK INCENTIVE means an ISO, a NQSO, a Restricted Stock Award, a Restricted Stock Unit or a Stock Appreciation Right.

2.33 STOCK INCENTIVE AGREEMENT means a document issued by the Company or a Subsidiary to a Participant evidencing an award of a Stock Incentive.

2.34 SUBSIDIARY means any corporation in which more than fifty percent (50%) of the voting stock is owned or controlled, directly or indirectly, by the Company.

2.35 TEN PERCENT SHAREHOLDER means a person who owns (after taking into account the attribution rules of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of stock of either the Company or a Subsidiary.

                                   SECTION 3.
                       SHARES SUBJECT TO STOCK INCENTIVES

        The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed Five Million (5,000,000), of which not more than Two Million, Five Hundred Thousand (2,500,000) may be used for Restricted Stock Awards and Restricted Stock Units, each as adjusted pursuant to
Section 10. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. To the extent permitted by applicable law or regulation, if a Stock Incentive is canceled, forfeited, exchanged or otherwise expires the Shares with respect to such Stock Incentive may become available for reissuance under this Plan. Notwithstanding the preceding sentence, no Participant may be granted any Stock Incentive covering an aggregate number of Shares in excess of Two Hundred Thousand (200,000) in any calendar year as adjusted pursuant to Section 10.

                                   SECTION 4.
                                 EFFECTIVE DATE

        The effective date of this Plan is June 23, 2005, which is the date on which the shareholders of the Company originally approved the Plan.

                                   SECTION 5.
                                 ADMINISTRATION

        5.1 GENERAL ADMINISTRATION. This Plan shall be administered by the Committee. The Committee, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Committee shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Committee's actions shall be binding on the Company, on each affected Eligible Recipient, and on each other person directly or indirectly affected by such actions.

        5.2 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Articles of Incorporation or Code of Regulations of the Company, and subject to the provisions herein, the Committee shall have full power to select Eligible Recipients who shall participate in the Plan, to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan's administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and such Stock Incentives. Further, the Committee may make all other determinations which may be necessary or advisable for the administration of the Plan. The Committee may seek the assistance of such persons as it may see fit in carrying out its routine administrative functions concerning the Plan.

        5.3 DELEGATION OF AUTHORITY. The members of the Committee and any other persons to whom authority has been delegated shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee may appoint one or more separate committees (any such committee, a "Subcommittee") composed of two or more Outside Directors of the Company (who may but need not be members of the Committee) and may delegate to any such Subcommittee the authority to grant Stock Incentives, and/or to administer the Plan or any aspect of it. Notwithstanding any provision of this Plan to the contrary, the Board may assume the powers and responsibilities granted to the Committee or other delegate at any time, in whole or in part. Moreover, only the Committee may grant Stock Incentives that may meet the Performance-Based Exception, and only the Committee may grant Stock Incentives to Insiders that may be exempt from
Section 16(b) of the Exchange Act.

        5.4 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of this Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its shareholders, members of the Board, Eligible Recipients, Participants, and their estates and beneficiaries.

                                   SECTION 6.
                                   ELIGIBILITY

        Eligible Recipients selected by the Committee shall be eligible for the grant of Stock Incentives under this Plan, but no Eligible Recipient shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an Eligible Recipient. Only Key Employees shall be eligible to receive a grant of ISOs.

                                    SECTION 7
                            TERMS OF STOCK INCENTIVES

7.1     TERMS AND CONDITIONS OF ALL STOCK INCENTIVES

    (a) GRANTS OF STOCK INCENTIVES. Subject to subsection (e) below, the Committee, in its absolute discretion, shall grant Stock Incentives under this Plan from time to time and shall have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives; provided, however, the Committee shall not have the right to (1) lower the Exercise Price of an existing Option, (2) any action which would be treated as a "repricing" under generally accepted accounting principles, or (3) canceling of an existing Option at a time when its Exercise Price exceeds the fair market value of the underlying stock subject to such Option in exchange for another Option, a Restricted Stock Award, or other equity in the Company (except as provided in Sections 10 and 11). Stock Incentives shall be granted to Eligible Recipients selected by the Committee, and the Committee shall be under no obligation whatsoever to grant any Stock Incentives, or to grant Stock Incentives to all Eligible Recipients, or to grant all Stock Incentives subject to the same terms and conditions.

    (b) SHARES SUBJECT TO STOCK INCENTIVES. The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan, and to any other restrictions contained in this Plan.

    (c) STOCK INCENTIVE AGREEMENTS. Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company or a Subsidiary, and may also be executed by the Participant or accepted by the Participant by electronic transmission, which shall be in such form and contain such terms and conditions as the Committee in its discretion may, subject to the provisions of the Plan, from time to time determine.

    (d) DATE OF GRANT. The date a Stock Incentive is granted shall be the date on which the Committee (1) has approved the terms and conditions of the Stock Incentive Agreement, (2) has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive and
        (3) has taken all such other action necessary to direct the grant of the Stock Incentive.

    (e) DIVIDEND EQUIVALENTS. The Committee may grant dividend equivalents to any Participant. The Committee shall establish the terms and conditions to which the dividend equivalents are subject. Dividend equivalents may be granted only in connection with a Stock Incentive. Under a dividend equivalent, a Participant shall be entitled to receive currently or in the future payments equivalent to the amount of dividends paid by the Company to holders of Common Stock with respect to the number of dividend equivalents held by the Participant. The dividend equivalent may provide for payment in Common Stock or in cash, or a fixed combination of Common Stock or cash, or the

        Committee may reserve the right to determine the manner of payment at the time the dividend equivalent is payable.

    (f) DEFERRAL ELECTIONS. The Committee may permit or require Participants to elect to defer the issuance of Common Stock or the settlement of awards in cash under this Plan pursuant to such rules, procedures, or programs as it may establish from time to time. However, notwithstanding the preceding sentence, the Committee shall not, in establishing the terms and provisions of any Stock Incentive, or in exercising its powers under this Article, create any arrangement which would constitute an employee pension benefit plan as defined in ERISA Section 3(3) unless the arrangement provides benefits solely to one or more individuals who constitute members of a select group of management or highly compensated employees.

    (g) CASH BONUS. The Committee may, in its absolute discretion, in connection with any grant of a Stock Incentive or at any time thereafter, grant a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such grant of Stock Incentive, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Stock Incentive on such date. A cash bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such cash bonus.


7.2     TERMS AND CONDITIONS OF OPTIONS.

    (a) GRANTS OF OPTIONS. Each grant of an Option shall be evidenced by a Stock Incentive Agreement that shall specify whether the Option is an ISO or NQSO, and incorporate such other terms as the Committee deems consistent with the terms of this Plan and, in the case of an ISO, necessary or desirable to permit such Option to qualify as an ISO. The Committee and/or the Company may modify the terms and provisions of an Option in accordance with Section 12 of this Plan even though such modification may change the Option from an ISO to a NQSO.

    (b) DETERMINING OPTIONEES. In determining Eligible Recipient(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Committee may take into account the duties of the Eligible Recipient, the contributions of the Eligible Recipient to the success of the Company, and other factors deemed relevant by the Committee, in connection with accomplishing the purpose of this Plan. An Eligible Recipient who has been granted an Option to purchase Shares, whether under this Plan or otherwise, may be granted one or more additional Options. If the Committee grants an ISO and a NQSO to an Eligible Recipient on the same date, the right of the Eligible Recipient to exercise one such Option shall not be conditioned on the Eligible Recipient's failure to exercise the other such Option.

    (c) EXERCISE PRICE. Subject to adjustment in accordance with Section 10 and the other provisions of this Section, the Exercise Price shall be specified in the applicable Stock Incentive Agreement. With respect to each grant of an ISO to a Participant who is not a Ten Percent Shareholder, the Exercise Price shall not be less than the Fair Market Value of a Share on the date the ISO is granted. With respect to each grant of an ISO to a Participant who is a Ten Percent Shareholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted. If a Stock Incentive is a NQSO, the Exercise Price for each Share shall not be less than the Fair Market Value of a Share on the date the NQSO is granted. Any Stock Incentive intended to meet the Performance-Based Exception must be granted with an Exercise Price not less than the Fair Market Value of a Share determined as of the date of such grant.

    (d) OPTION TERM. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall:

        (i) make an Option exercisable prior to the date such Option is granted or after it has been exercised in full; or

        (ii) make an Option exercisable after the date that is (A) the seventh (7th) anniversary of the date such Option is granted, if such Option is a NQSO or an ISO granted to a non-Ten Percent Shareholder, or (B) the date that is the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder. Options issued under the Plan may become exercisable based on the service of a Participant, or based upon the attainment (as determined by the Committee) of performance goals established pursuant to one or more of the performance criteria listed in Section 14. Any Option which becomes exercisable based on the attainment of performance goals must have its performance goals determined by the Committee based upon one or more of the performance criteria listed in Section 14, and must have the attainment of such performance goals certified in writing by the Committee in order to meet the Performance-Based Exception. A Stock Incentive Agreement may provide for the exercise of an Option after the employment of an Employee has terminated for any reason whatsoever, including the occurrence of a Qualifying Event. The Employee's rights, if any, upon termination of employment will be set forth in the applicable Stock Incentive Agreement.

    (e) PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to the Company, specifying the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares. Payment for shares of Stock shall be made in cash or, unless the Stock Incentive Agreement provides otherwise, by delivery to the Company of a number of Shares that have been owned and completely paid for by the holder for at least six (6) months prior to the date of exercise (i.e., "mature shares" for accounting purposes) having an aggregate Fair Market Value equal to the amount to be tendered, or a combination thereof. In addition, unless the Stock Incentive Agreement provides otherwise, the Option may be exercised through a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board so long as the Company's equity securities are registered under Section 12 of the Exchange Act, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, with respect to any Option recipient who is an Insider, a tender of shares or, if permitted by applicable law, a cashless exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or
        (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option. Except as provided in subparagraph (f) below, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a shareholder.

    (f) CONDITIONS TO EXERCISE OF AN OPTION. Each Option granted under the Plan shall vest and shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may vest or be exercised in whole or in part. In the absence of any designation in the Stock Incentive Agreement as to vesting at the time of grant the entire Option shall vest according to the following schedule:

                          NUMBER OF YEARS           PERCENTAGE OF TOTAL OPTION
                      FOLLOWING DATE OF GRANT           TO BE EXERCISABLE
                                 1                             25%
                                 2                             50%
                                 3                             75%
                                 4                             100%

        The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable. Unless otherwise provided in the applicable Stock Incentive Agreement, any vested option must be exercised within thirty (30) days of the Qualifying Event or other termination of employment of the Participant.

    (g) TRANSFERABILITY OF OPTIONS. Except as otherwise provided below for NQSOs or in a Participant's Stock Incentive Agreement, no Option granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except upon the death of the holder Participant by will or by the laws of descent and distribution. Except as otherwise provided below for NQSOs or in a Participant's Stock Incentive Agreement, during the Participant's lifetime, only the Participant may exercise his Option unless the Participant is incapacitated in which case the Option may be exercised by the Participant's legal guardian, legal representative, or other representative whom the Committee deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the identity of appropriate representative of the Participant to exercise the Option if the Participant is incapacitated shall be determined by the Committee.

        With respect to NQSOs, the Committee, at its discretion, may provide for transfer of an Option (other than an ISO), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. Other transfers of NQSOs may be permitted by the Committee, in its sole discretion. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate. A request to assign an Option may be made only by delivery to Company of a written stock option assignment request in a form approved by the Committee, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by Company to comply with applicable securities laws.

    (h) ISO TAX TREATMENT REQUIREMENTS. With respect to any Option that purports to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of such Option) of stock with respect to which such Option is exercisable for the first time by any individual during any calendar year exceeds one hundred thousand dollars ($100,000.00), to the extent of such excess, such Option shall not be treated as an ISO in accordance with Code Section 422(d). The rule of the preceding sentence is applied as set forth in Treas. Reg. Section 1.422-4 and any additional guidance issued by the Treasury thereunder. Also, with respect to any Option that purports to be an ISO, such Option shall not be treated as an ISO if the Participant disposes of shares acquired thereunder within two (2) years from the date of the granting of the Option or within one (1) year of the exercise of the Option, or if the Participant has not met the requirements of Code Section 422(a)(2).

7.3     TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

    (a) GRANTS OF RESTRICTED STOCK AWARDS. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Committee for periods determined by the Committee. Restricted Stock Awards issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon other criteria that the Committee may determine appropriate. The Committee may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment. The Committee may grant Restricted Stock Awards that vest on the attainment of performance goals determined by the Committee based upon one or more of the performance criteria listed in Section 14, and must have the attainment of such performance goals certified in writing by the Committee in order to meet the Performance-Based Exception.

    (b) VESTING OF RESTRICTED STOCK AWARDS. The Committee shall establish the vesting schedule applicable to Restricted Stock Awards and shall specify the times, vesting and performance goal requirements. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Shares subject to such Stock Incentive Award shall remain subject to forfeiture.

    (c) TERMINATION OF EMPLOYMENT. If the Participant's employment (or in the case of a non-employee, such Participant's service) with the Company and/or a Subsidiary ends before the Restricted Stock Awards vest, the Participant shall forfeit all unvested Restricted Stock Awards, unless the termination is a result of the occurrence of a Qualifying Event or the Committee determines that the Participant's unvested Restricted Stock Awards shall vest as of the date of such event; provided, however, the Committee may grant Restricted Stock Awards precluding such accelerated vesting in order to qualify the Restricted Stock Awards for the Performance-Based Exception.

    (d) DEATH, DISABILITY AND RETIREMENT. In the event a Qualifying Event occurs before the date or dates on which Restricted Stock Awards vest, the expiration of the applicable restrictions (other than restrictions based on performance criteria set forth in Section 14) shall be accelerated and the Participant shall be entitled to receive the Shares free of all such restrictions. In the case of Restricted Stock Awards which are based on performance criteria set forth in Section 14, then as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a number of Shares that is determined by measuring the selected performance criteria from the Company's most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs; provided, however, the Committee may grant Restricted Stock Awards precluding such partial awards when a Qualifying Event occurs in order to qualify the Restricted Stock Awards for the Performance-Based Exception. All other Shares subject to such Restricted Stock Award shall be forfeited and returned to the Company as of the date on which such Qualifying Event occurs.

    (e) ACCELERATION OF AWARD. Notwithstanding anything to the contrary in this Plan, the Committee shall have the power to permit, in its sole discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant; provided, however, the Committee may grant Restricted Stock Awards precluding such accelerated vesting on order to qualify the Restricted Stock Awards for the Performance-Based Exception.

    (f) NECESSITY OF STOCK INCENTIVE AGREEMENT. Each grant of a Restricted Stock Award shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Shares awarded to a Participant, and shall incorporate such other terms and conditions as the Committee, acting in its sole discretion, deems consistent with the terms of this Plan. The Committee shall have sole discretion to modify the terms and provisions of Restricted Stock Awards in accordance with Section 12 of this Plan.

    (g) TRANSFERABILITY OF RESTRICTED STOCK AWARDS. Except as otherwise provided in a Participant's Restricted Stock Award, no Restricted Stock Award granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except upon the death of the holder Participant by will or by the laws of descent and distribution.

    (h) VOTING, DIVIDEND & OTHER RIGHTS. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Awards shall be entitled to vote and to receive dividends during the periods of restriction of their Shares to the same extent as such holders would have been entitled if the Shares were unrestricted Shares.

7.4     TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS.

    (a) GRANTS OF RESTRICTED STOCK UNITS. A Restricted Stock Unit shall entitle the Participant to receive one Share at such future time and upon such terms as specified by the Committee in the Stock Incentive Agreement evidencing such award. Restricted Stock Units issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon other criteria that the Committee may determine appropriate. The Committee may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without the requirement of a cash payment. The Committee may grant Restricted Stock Units that vest on the attainment of performance goals determined by the Committee based upon one or more of the performance criteria listed in Section 14, and must have the attainment of such performance goals certified in writing by the Committee in order to meet the Performance-Based Exception.

    (b) VESTING OF RESTRICTED STOCK UNITS. The Committee shall establish the vesting schedule applicable to Restricted Stock Units and shall specify the times, vesting and performance goal requirements. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Restricted Stock Units subject to such Stock Incentive Award shall remain subject to forfeiture.

    (c) TERMINATION OF EMPLOYMENT. If the Participant's employment with the Company and/or a Subsidiary ends before the Restricted Stock Units vest, the Participant shall forfeit all unvested Restricted Stock Units, unless the termination is a result of the occurrence of a Qualifying Event or the Committee determines that the Participant's unvested Restricted Stock Units shall vest as of the date of such event; provided, however, the Committee may grant Restricted Stock Units precluding such accelerated vesting on order to qualify the Restricted Stock Units for the Performance-Based Exception.

    (d) DEATH, DISABILITY AND RETIREMENT. In the event a Qualifying Event occurs before the date or dates on which Restricted Stock Units vest, the expiration of the applicable restrictions (other than restrictions based on performance criteria set forth in Section 14) shall be accelerated and the Participant shall be entitled to receive the Shares free of all such restrictions. In the case of Restricted Stock Units which are based on performance criteria set forth in Section 14, then as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a number of Shares that is determined by measuring the selected performance criteria from the Company's most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs; provided, however, the Committee may grant Restricted Stock Units precluding such partial awards when a Qualifying Event occurs in order to qualify the Restricted Stock Units for the Performance-Based Exception. All other Shares subject to such Restricted Stock Units shall be forfeited and returned to the Company as of the date on which such Qualifying Event occurs.

    (e) ACCELERATION OF AWARD. Notwithstanding anything to the contrary in this Plan, the Committee shall have the power to permit, in its sole discretion, an acceleration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Restricted Stock Units awarded to a Participant; provided, however, the Committee may grant Restricted Stock Units precluding such accelerated vesting on order to qualify the Restricted Stock Units for the Performance-Based Exception.

    (f) NECESSITY OF STOCK INCENTIVE AGREEMENT. Each grant of Restricted Stock Unit(s) shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Participant's right to receive Share(s) in the future, and shall incorporate such other terms and conditions as the Committee, acting in its sole discretion, deems consistent with the terms of this Plan. The Committee shall have sole discretion to modify the terms and provisions of Restricted Stock Unit(s) in accordance with Section 12 of this Plan.

    (g) TRANSFERABILITY OF RESTRICTED STOCK UNITS. Except as otherwise provided in a Participant's Restricted Stock Unit Award, no Restricted Stock Unit granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the holder Participant, except upon the death of the holder Participant by will or by the laws of descent and distribution.

    (h) VOTING, DIVIDEND & OTHER RIGHTS. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Units shall not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Restricted Stock Units, and, unless the applicable Stock Incentive Agreement provides otherwise, the holder of a Restricted Stock Unit shall not be entitled to any dividend equivalents (as described in Section 7.1(e)).

7.5     TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

    (a) GRANTS OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise, over a specified price. The specified price for a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, shall not be less than the Exercise Price for Shares that are the subject of the Option. In the case of any other Stock Appreciation Right, the specified price shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares at the time the Stock Appreciation Right was granted. If related to an Option, the exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

    (b) PAYMENT. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation with Shares (computed using the aggregate Fair Market Value of Shares on the date of payment or exercise) as specified in the Stock Incentive Agreement or, if not specified, as the Committee determines. To the extent that a Stock Appreciation Right is paid with consideration other than Shares, it shall be treated as paid in Shares for purposes of Section 3.

    (c) VESTING OF STOCK APPRECIATION RIGHTS. The Committee shall establish the vesting schedule applicable to Stock Appreciation Rights and shall specify the times, vesting and performance goal requirements. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Stock Appreciation Rights subject to such Stock Incentive Award shall remain subject to forfeiture.

    (d) DEATH, DISABILITY AND RETIREMENT. In the event a Qualifying Event occurs before the date or dates on which Stock Appreciation Rights vest, the expiration of the applicable restrictions (other than restrictions based on performance criteria set forth in Section 14) shall be accelerated and the Participant shall be entitled to receive the full value of the Stock Appreciation Right free of all such restrictions. In the case of Stock Appreciation Rights which are based on performance criteria set forth in Section 14, then as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a value determined by measuring the selected performance criteria from the Company's most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs. All other benefits under the Stock Appreciation Rights shall thereupon be forfeited and returned to the Company as of the date on which such Qualifying Event occurs.

    (e) TRANSFERABILITY OF STOCK APPRECIATION RIGHTS. Except as otherwise provided in a Participant's Stock Incentive Agreement, no Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except upon the death of the holder Participant by will or by the laws of descent and distribution.

    (f) SPECIAL PROVISIONS FOR TANDEM STOCK APPRECIATION RIGHTS. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. A Stock Appreciation Right granted in connection with an ISO (1) will expire no later than the expiration of the underlying ISO, (2) may be for no more than the difference between the exercise price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised,
        (3) may be transferable only when, and under the same conditions as, the underlying ISO is transferable, and (4) may be exercised only (i) when the underlying ISO could be exercised and (ii) when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of the ISO.

                                   SECTION 8.
                              SECURITIES REGULATION

        8.1 LEGALITY OF ISSUANCE. No Share shall be issued under this Plan unless and until the Committee has determined that all required actions have been taken to register such Share under the Securities Act of 1933 or the Company has determined that an exemption therefrom is available, any applicable listing requirement of any stock exchange on which the Share is listed has been satisfied, and any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable, has been satisfied.

        8.2 RESTRICTIONS ON TRANSFER; REPRESENTATIONS; LEGENDS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law. If the offering and/or sale of Shares under the Plan is not registered under the Securities Act of 1933 and the Company determines that the registration requirements of the Securities Act of 1933 apply but an exemption is available which requires an investment representation or other representation, the participant shall be required, as a condition to acquiring such Shares, to represent that such Shares are being acquired for investment, and not with a view too the sale or distribution thereof, except in compliance with the Securities Act of 1933, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. All Stock Incentive Agreements shall contain a provision stating that any restrictions under any applicable securities laws will apply.

        8.3 REGISTRATION OF SHARES. The Company may, and intends to, but is not obligated to, register or qualify the offering or sale of Shares under the Securities Act of 1933 or any other applicable state, federal or foreign law.

                                   SECTION 9.
                                  LIFE OF PLAN

        No Stock Incentive shall be granted under this Plan on or after the earlier of:

        (a) the tenth (10th) anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), or

        (b) the date on which all of the Shares reserved under Section 3 of this Plan have (as a result of the exercise of Stock Incentives granted under this Plan or lapse of all restrictions under a Restricted Stock Award or Restricted Stock Unit) been issued or are no longer available for use under this Plan.

        This Plan shall continue in effect until all outstanding Stock Incentives have been exercised in full or are no longer exercisable and all Restricted Stock Awards or Restricted Stock Units have vested or been forfeited.

                                   SECTION 10.
                                   ADJUSTMENT

        Notwithstanding anything in Section 12 to the contrary, (i) the number of Shares reserved under Section 3 of this Plan, (ii) the limit on the number of Shares that may be granted subject to Stock Incentives during a calendar year to any individual under Section 3 of this Plan, (iii) the number of Shares subject to Stock Incentives granted under this Plan, and (iv) the Exercise Price of any Options and the specified exercise price of any Stock Appreciation Rights, shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Committee shall have the right to adjust (in a manner that satisfies the requirements of Code Section 424(a))
(x) the number of Shares reserved under Section 3, (y) the number of Shares subject to Stock Incentives granted under this Plan, and (z) the Exercise Price of any Options and the specified exercise price of any Stock Appreciation Rights in the event of any corporate transaction described in Code Section 424(a) that provides for the substitution or assumption of such Stock Incentives. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Committee shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3 or an increase in any limitation imposed by the Plan.

                                   SECTION 11.
                        CHANGE OF CONTROL OF THE COMPANY

        11.1 GENERAL RULE FOR CHANGE OF CONTROL. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Stock Incentives granted under this Plan, with respect to any Stock Incentive granted under this Plan that is not so assumed or substituted (a "Non-Assumed Stock Incentive"), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed Stock Incentives, take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period immediately preceding the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the "Action Effective Date"):

        (a) Accelerate the vesting and/or exercisability of such Non-Assumed Stock Incentive; and/or

        (b) Unilaterally cancel such Non-Assumed Stock Incentive in exchange for:

                (i) whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) or whole and/or fractional shares of a successor (or for whole shares of a successor and cash in lieu of any fractional share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of:

                        (I) in the case of Options, the Shares that could be purchased subject to such Non-Assumed Stock Incentive less the aggregate Exercise Price for the Options with respect to such Shares;

                        (II) in the case of Restricted Stock Units or Stock Appreciation Rights, Shares subject to such Stock Incentive determined as of the Action Effective Date

                                (taking into account vesting), less the value of any consideration payable on exercise.

                (ii) cash or other property equal in value to the excess of the Fair Market Value of

                        (I) in the case of Options, the Shares that could be purchased subject to such Non-Assumed Stock Incentive less the aggregate Exercise Price for the Options with respect to such Shares or

                        (II) in the case of Restricted Stock Units or Stock Appreciation Rights, Shares subject to such Stock Incentive determined as of the Action Effective Date (taking into account vesting) less the value of any consideration payable on exercise.

        (c) In the case of Options, unilaterally cancel such Non-Assumed Option after providing the holder of such Option with (1) an opportunity to exercise such Non-Assumed Option to the extent vested within a specified period prior to the date of the Change of Control, and (2) notice of such opportunity to exercise prior to the commencement of such specified period. However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed Stock Incentive is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.

        11.2 GENERAL RULE FOR OTHER STOCK INCENTIVE AGREEMENTS. If a Change of Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive or as otherwise provided in this Plan, each Stock Incentive shall be governed by applicable law and the documents effectuating the Change of Control.

                                   SECTION 12.
                            AMENDMENT OR TERMINATION

        This Plan may be amended by the Committee from time to time to the extent that the Committee deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company if such amendment (a) increases the number of Shares reserved under
Section 3, except as set forth in Section 10, (b) extends the maximum life of the Plan under Section 9 or the maximum exercise period under Section 7, (c) decreases the minimum Exercise Price under Section 7, or (d) changes the designation of Eligible Recipients eligible for Stock Incentives under Section
6. Shareholder approval of other material amendments (such as an expansion of the types of awards available under the Plan, an extension of the term of the Plan, or a change to the method of determining the Exercise Price of Options issued under the Plan) may also be required pursuant to rules promulgated by an established stock exchange or a national market system. An exchange of a later granted Option for an earlier granted Option for any purpose, including, but not limited to, the purpose of lowering the Exercise Price of such Option, and an exchange of a later granted Stock Incentive for an earlier granted Stock Incentive for any purpose, shall not be deemed to be an amendment to this Plan. The Board also may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time. The Company shall have the right to modify, amend or cancel any Stock Incentive after it has been granted if (I) the modification, amendment or cancellation does not diminish the rights or benefits of the Stock Incentive recipient under the Stock Incentive

(provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), (II) the Participant consents in writing to such modification, amendment or cancellation, (III) there is a dissolution or liquidation of the Company, (IV) this Plan and/or the Stock Incentive Agreement expressly provides for such modification, amendment or cancellation, or (V) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law.

                                   SECTION 13.
                                  MISCELLANEOUS

        13.1 SHAREHOLDER RIGHTS. Except as provided in Section 7. 3 with respect to Restricted Stock Awards, or in a Stock Incentive Agreement, no Participant shall have any rights as a shareholder of the Company as a result of the grant of a Stock Incentive pending the actual delivery of Shares subject to such Stock Incentive to such Participant.

        13.2 NO GUARANTEE OF CONTINUED RELATIONSHIP. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment or other relationship with the Company and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement that evidences his or her Stock Incentive.

        13.3 WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the grant or fulfillment of any Stock Incentive, an amount in Shares or cash sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to a Stock Incentive. Whenever Shares are to be issued to a Participant upon exercise of an Option or Stock Appreciation Right, or satisfaction of conditions under a Restricted Stock Unit, the Company shall have the right to require the Participant to remit to the Company, as a condition of exercise of the Option or Stock Appreciation Right, or as a condition to the fulfillment of the Restricted Stock Unit, an amount in cash (or, unless the Stock Incentive Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of a Stock Incentive. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of Shares by the Company unless the Company retains only Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld.

        13.4 NOTIFICATION IF DISQUALIFYING DISPOSITIONS OF ISO OPTIONS. If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an Option that is an ISO on or before the later of (1) the date two (2) years after the date of grant of such Option, or (2) the date one (1) year after the exercise of such Option, then the Participant shall immediately notify the Company in writing of such sale or disposition and shall cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service. The Participant acknowledges and agrees that he or she may be subject to federal, state and/or local tax withholding by the Company on the compensation income recognized by Participant from any such early disposition, and agrees that he or she shall include the compensation from such early disposition in his gross income for federal tax purposes. Participant also acknowledges that the Company may condition the exercise of any Option that is an ISO on the Participant's express written agreement with these provisions of this Plan.

        13.5 TRANSFERS & RESTRUCTURINGS. The transfer of a Participant's employment between or among the Company or a Subsidiary (including the merger of a Subsidiary into the Company) shall not be treated as a termination of his or her employment under this Plan. Likewise, the continuation of employment by a Participant with a corporation which is a Subsidiary shall be deemed to be a termination of employment when such corporation ceases to be a Subsidiary.

        13.6 GOVERNING LAW/CONSENT TO JURISDICTION. This Plan shall be construed under the laws of the State of Washington without regard to principles of conflicts of law. Each Participant consents to the exclusive jurisdiction and venue of the state and federal courts located in King County, Washington for the determination of all disputes arising from this Plan and waives any rights to remove or transfer the case to another court.

        13.7 ESCROW OF SHARES. To facilitate the Company's rights and obligations under this Plan, the Company reserves the right to appoint an escrow agent, who shall hold the Shares owned by a Participant pursuant to this Plan.

                                   SECTION 14.
                              PERFORMANCE CRITERIA

14.1 PERFORMANCE GOAL BUSINESS CRITERIA. Unless and until the Board proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Section, the attainment of which may determine the degree of payout and/or vesting with respect to Stock Incentives to Key Employees and Key Persons pursuant to this Plan which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used by the Committee for purposes of such grants shall be chosen from among the following: (a) earnings per share; (b) net income (before or after taxes); (c) return measures (including, but not limited to, return on assets, equity or sales); (d) cash flow return on investments which equals net cash flows divided by owners equity; (e) earnings before or after taxes, depreciation and/or amortization; (f) gross revenues; (g) operating income (before or after taxes);
(h) total shareholder return; (i) corporate performance indicators (indices based on the level of certain services provided to customers); (j) cash generation, profit and/or revenue targets; (k) growth measures, including revenue growth, as compared with a peer group or other benchmark; and/or (l) share price (including, but not limited to, growth measures and total shareholder return). In setting performance goals using these performance measures, the Committee may exclude the effect of changes in accounting standards and non-recurring unusual events specified by the Committee, such as write-offs, capital gains and losses and acquisitions and dispositions of businesses.

14.2 DISCRETION IN FORMULATION OF PERFORMANCE GOALS. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Stock Incentives which are to qualify for the Performance-Based Exception may not be adjusted upward (although the Committee shall retain the discretion to adjust such Stock Incentives downward).

14.3 PERFORMANCE PERIODS. The Committee shall have the discretion to determine the period during which any performance goal must be attained with respect to a Stock Incentive. Such period may be of any length, and must be established prior to the start of such period or within the first ninety (90) days of such period (provided that the performance criteria are not in any event set after 25% or more of such period has elapsed).

14.4 MODIFICATIONS TO PERFORMANCE GOAL CRITERIA. In the event that the applicable tax and/or securities laws and regulatory rules and regulations change to permit Committee discretion to alter the governing performance measures noted above without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Stock Incentives which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements under Code Section 162(m) to qualify for the Performance-Based Exception.


                                   SECTION 15.
                                NON-US PROVISIONS

        15.1 The Committee shall have the authority to require that any Stock Incentive Agreement relating to a Stock Incentive in a jurisdiction outside of the United States contain such terms as are required by local law in order to constitute a valid grant under the laws of such jurisdiction. Such authority shall be notwithstanding the fact that the requirements of the local jurisdiction may be different from or more restrictive than the terms set forth in this Plan. No purchase or delivery of Shares pursuant to a Stock Incentive shall occur until applicable restrictions imposed pursuant to this Plan or the applicable Stock Incentive have terminated.


        Date approved by stockholders of the Company: June 23, 2005

                                   LION, Inc.


                                   ------------------------
                                   by: Corporate Secretary

                        ANNUAL MEETING OF SHAREOWNERS OF

                                   LION, INC.

                                  JUNE 23, 2005












--------------------------------------------------------------------------------


                                   LION, INC.
                                      PROXY

                  ANNUAL MEETING OF SHAREHOWNERS, JUNE 23, 2005
   THIS PROXY IS SOLICITED ON BEHALF OF THE CORPORATION'S BOARD OF DIRECTORS

The undersigned hereby appoints Randall D. Miles and David Stedman, and each of them jointly and severally, Proxies, with full power of substitution, to vote, as designated on the reverse side, all common shares of LION, Inc. held of record by the undersigned on May 10, 2005, at the Annual Meeting of Shareowners to be held on June 23, 2005, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS AND "FOR" APPROVAL OF PROPOSALS 1, 2, 3, 4, 5 AND 6. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO DIRECTION IS GIVEN IN THE SPACE PROVIDED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES SPECIFIED ON THE REVERSE SIDE AND "FOR" THE APPROVAL OF PROPOSALS 1, 2, 3, 4, 5 AND 6.

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------


SEE REVERSE          (CONTINUED AND TO BE DATED AND SIGNED           SEE REVERSE
   SIDE.                      ON THE REVERSE SIDE.)                      SIDE.

LION, INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8662
EDISON, N.J. 08818-8662

                            YOUR VOTE IS IMPORTANT.
 CASTING YOUR VOTE IN ONE OF THE THREE WAYS DESCRIBED ON THIS INSTRUCTION CARD
      VOTES ALL COMMON SHARES OF LION, INC. THAT YOU ARE ENTITLED TO VOTE.

           PLEASE CONSIDER THE ISSUES DISCUSSED IN THE PROXY STATEMENT
                             AND CAST YOUR VOTE BY:

                     ---------------------------------------

                     ---------------------------------------

                 YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY


VOTE-BY-INTERNET                       OR        VOTE-BY-TELEPHONE

Log on to the Internet and go to                 Call toll-free
http://www.eproxyvote.com/linn                   1-877-PRX-VOTE (1-877-779-8683)


    YOU CAN VOTE BY PHONE OR VIA THE INTERNET ANYTIME PRIOR TO JUNE 22, 2005 AT 11:59 P.M. (EDT) IF YOU DO SO, YOU DO NOT NEED TO MAIL YOUR PROXY CARD.

--------- ---------------------
X         Please mark votes
          as in this example
--------- ---------------------

This Proxy, when properly executed, will be voted in the manner directed. If no direction is made, this Proxy will be voted FOR all of the Director nominees listed below and FOR approval of Proposals 1, 2, 3, 4, 5 and 6.

--------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR the Director nominees listed below and FOR approval of Proposals 1, 2, 3, 4, 5 and 6.
--------------------------------------------------------------------------------


1. To approve an amendment to the Articles of Incorporation to provide for a classified Board of Directors.

      [ ]   FOR           [ ]   AGAINST   [ ]   ABSTAIN


2. Election of Directors - If shareowners approve Proposal 1, the nominees will serve staggered terms of one, two, or three years. If shareholders do not approve Proposal 1, each nominee will be elected for a one-year term.

      Nominees for election as Class I Directors (terms expiring in 2006):
         01 - David Stedman;            02 - Sam Ringer;

      Nominees for election as Class II Directors (terms expiring in 2007):
         03 - John A. McMillan;         04 - J.C. ("Tuck") Marshall;
                            05 - Griffith J. Straw;

      Nominees for election as Class III Directors (terms expiring in 2008):
         06 - Randall D. Miles;         07 - James D. Russo


      [ ]  FOR ALL NOMINEES             [ ]  WITHHELD FROM ALL NOMINEES


           ----------------------------------------------
           [ ] For all nominees, except as written above.


3. To approve an amendment to the Articles of Incorporation to increase the number of authorized shares.

      [ ]  FOR           [ ]  AGAINST   [ ]  ABSTAIN


4.  To adopt the 2005 Stock Incentive Plan.

      [ ]  FOR           [ ]  AGAINST   [ ]  ABSTAIN

5. To ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending December 31, 2005

      [ ]  FOR           [ ]  AGAINST   [ ]  ABSTAIN

6. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

      [ ]  FOR           [ ]  AGAINST   [ ]  ABSTAIN

Change of Address and/or Comments Mark Here         [ ]

The signer hereby revokes all Proxies previously given by the signer to vote at the meeting or any adjournments.

Please mark, sign, date and return this Proxy promptly using the enclosed envelope.

Please sign exactly as the name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by general partner.



--------------------------------------------------------  ----------------------
Signature                                                 Date

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Signature                                                 Date